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                                                                  Exhibit 10.117


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                                 ATLAS AIR, INC.



                                    as Issuer



                                       and



                       STATE STREET BANK AND TRUST COMPANY

                                   as Trustee





                           ---------------------------

                                    INDENTURE

                          Dated as of November 18, 1998

                           ---------------------------



                                  $150,000,000

                     9 3/8% SENIOR NOTES DUE 2006, SERIES A

                     9 3/8% SENIOR NOTES DUE 2006, SERIES B


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                                TABLE OF CONTENTS


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ARTICLE I

         Definitions and Incorporation by Reference......................................................   1

         SECTION 1.1. Definitions........................................................................   1
         SECTION 1.2. Other Definitions..................................................................  17
         SECTION 1.3. Incorporation by Reference of Trust Indenture Act..................................  17
         SECTION 1.4. Rules of Construction..............................................................  18

ARTICLE II
         The Securities..................................................................................  18

         SECTION 2.1. Form and Dating....................................................................  18
         SECTION 2.2. Execution and Authentication.......................................................  20
         SECTION 2.3. Registrar and Paying Agent.........................................................  20
         SECTION 2.4. Paying Agent to Hold Money in Trust................................................  21
         SECTION 2.5. Securityholder Lists...............................................................  21
         SECTION 2.6. Transfer and Exchange..............................................................  22
         SECTION 2.7. Replacement Securities.............................................................  22
         SECTION 2.8. Outstanding Securities.............................................................  23
         SECTION 2.9. Treasury Securities................................................................  23
         SECTION 2.10. Temporary Securities..............................................................  23
         SECTION 2.11. Cancellation......................................................................  23
         SECTION 2.12. Defaulted Interest................................................................  24
         SECTION 2.13. CUSIP Number......................................................................  24
         SECTION 2.14. Deposit of Moneys.................................................................  24
         SECTION 2.15. Restrictive Legends...............................................................  24
         SECTION 2.16. Book-Entry Provisions for Global Security.........................................  26
         SECTION 2.17. Special Transfer Provisions.......................................................  28
         SECTION 2.18. Persons Deemed Owners.............................................................  30
         SECTION 2.19. Record Date.......................................................................  30

ARTICLE III

         Redemption......................................................................................  30

         SECTION 3.1. Notices to Trustee.................................................................  30
         SECTION 3.2. Selection of Securities to be Redeemed.............................................  31
         SECTION 3.3. Notice of Redemption...............................................................  31
         SECTION 3.4. Effect of Notice of Redemption.....................................................  32
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         SECTION 3.5. Deposit of Redemption Price........................................................  32
         SECTION 3.6. Securities Redeemed in Part........................................................  33
         SECTION 3.7. Optional Redemption................................................................  33
         SECTION 3.8. Mandatory Redemption...............................................................  33
         SECTION 3.9. Offer to Purchase by Application of Excess Proceeds................................  33

ARTICLE IV

         Covenants.......................................................................................  35

         SECTION 4.1. Payment of Securities..............................................................  35
         SECTION 4.2. Reports............................................................................  36
         SECTION 4.3. Limitation on Incurrence of Additional Indebtedness................................  36
         SECTION 4.4. Limitation on Restricted Payments..................................................  37
         SECTION 4.5. Limitation on Issuances and Sales of Capital Stock of Subsidiaries.................  40
         SECTION 4.6. Limitation on Transactions with Affiliates.........................................  40
         SECTION 4.7. Limitation on Liens................................................................  40
         SECTION 4.8. Limitation on Asset Sales and Disposition of Proceeds of Asset Sales...............  41
         SECTION 4.9. Change of Control..................................................................  42
         SECTION 4.10. Limitation on Guarantees of Indebtedness by Subsidiaries..........................  43
         SECTION 4.11. Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries......  44
         SECTION 4.12. Further Instruments and Acts......................................................  45
         SECTION 4.13. Use of Proceeds...................................................................  45
         SECTION 4.14. Compliance Certificates...........................................................  45
         SECTION 4.15. Maintenance of Office or Agency...................................................  45
         SECTION 4.16. Taxes.............................................................................  46
         SECTION 4.17. Stay, Extension and Usury Laws....................................................  46
         SECTION 4.18. Corporate Existence...............................................................  46

ARTICLE V

         Surviving Entity................................................................................  47

         SECTION 5.1. Limitations on Consolidations, Mergers and Sales of Assets.........................  47

ARTICLE VI

         Defaults and Remedies...........................................................................  48

         SECTION 6.1. Events of Default..................................................................  48
         SECTION 6.2. Acceleration.......................................................................  50
         SECTION 6.3. Other Remedies.....................................................................  50
         SECTION 6.4. Waiver of Past Defaults............................................................  50
         SECTION 6.5. Control by Majority................................................................  51
         SECTION 6.6. Limitation on Suits................................................................  51
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         SECTION 6.7. Rights of Holders to Receive Payment...............................................  51
         SECTION 6.8. Collection Suit by Trustee.........................................................  51
         SECTION 6.9. Trustee May File Proofs of Claim...................................................  52
         SECTION 6.10. Priorities........................................................................  52
         SECTION 6.11. Undertaking for Costs.............................................................  52

ARTICLE VII

         Trustee.........................................................................................  52

         SECTION 7.1. Duties of Trustee..................................................................  52
         SECTION 7.2. Rights of Trustee..................................................................  53
         SECTION 7.3. Individual Rights of Trustee.......................................................  54
         SECTION 7.4. Trustee's Disclaimer...............................................................  54
         SECTION 7.5. Notice of Defaults.................................................................  55
         SECTION 7.6. Reports by Trustee to Holders......................................................  55
         SECTION 7.7. Compensation and Indemnity.........................................................  55
         SECTION 7.8. Replacement of Trustee.............................................................  56
         SECTION 7.9. Successor Trustee by Merger........................................................  57
         SECTION 7.10. Eligibility; Disqualification.....................................................  57
         SECTION 7.11. Preferential Collection of Claims Against Company.................................  57

ARTICLE VIII

         Discharge of Indenture; Defeasance.............................................................  57

         SECTION 8.1. Discharge of Liability on Securities; Defeasance..................................  57
         SECTION 8.2. Conditions to Defeasance..........................................................  59
         SECTION 8.3. Application of Trust Money........................................................  60
         SECTION 8.4. Repayment to Company..............................................................  60
         SECTION 8.5. Indemnity for U.S. Government Obligations.........................................  60
         SECTION 8.6. Reinstatement.....................................................................  61

ARTICLE IX

         Amendments.....................................................................................  61

         SECTION 9.1. Without Consent of Holders........................................................  61
         SECTION 9.2. With Consent of Holders...........................................................  62
         SECTION 9.3. Compliance with Trust Indenture Act...............................................  64
         SECTION 9.4. Revocation and Effect of Consents and Waivers.....................................  64
         SECTION 9.5. Notation on or Exchange of Securities.............................................  64
         SECTION 9.6. Trustee to Sign Amendments........................................................  64
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ARTICLE X

         Miscellaneous...................................................................................  64

         SECTION 10.1. Trust Indenture Act Controls......................................................  64
         SECTION 10.2. Notices...........................................................................  65
         SECTION 10.3. Communication by Holders with Other Holders.......................................  65
         SECTION 10.4. Certificate and Opinion as to Conditions Precedent................................  66
         SECTION 10.5. Statements Required in Certificate or Opinion.....................................  66
         SECTION 10.6. When Securities Disregarded.......................................................  66
         SECTION 10.7. Rules by Trustee, Paying Agent and Registrar......................................  66
         SECTION 10.8. Legal Holidays....................................................................  67
         SECTION 10.9. Governing Law.....................................................................  67
         SECTION 10.10. No Recourse Against Others.......................................................  67
         SECTION 10.11. Successors.......................................................................  67
         SECTION 10.12. Multiple Originals...............................................................  67
         SECTION 10.13. Variable Provisions..............................................................  67
         SECTION 10.14. Qualification of Indenture.......................................................  67
         SECTION 10.15. Table of Contents; Headings......................................................  67
         SECTION 10.16. Severability.....................................................................  67
         SECTION 10.17. No Adverse Interpretation of Other Agreements....................................  68

Exhibit A       -     Form of Series A Security..........................................................  A-1

EXHIBIT A-2           Regulation S Global Note Legend....................................................  A-2

Exhibit B       -     Form of Series B Security..........................................................  B-1

Exhibit C       -     Form of Certificate to be Delivered in Connection with Transfers to Non-QIB
                      Accredited Investors...............................................................  C-1

Exhibit D       -     Form of Certificate to be Delivered in Connection with Transfers Pursuant to
                      Regulation S.......................................................................  D-1
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SCHEDULE A      Exchanges of Portions



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Note: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.


                                      (iv)
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                              CROSS-REFERENCE TABLE
                              ---------------------

  TIA                                                          Indenture
Section                                                         Section
-------                                                         -------

310(a)(1)......................................................  7.10
     (a)(2)....................................................  7.10
     (a)(3)....................................................  N.A.
     (a)(4)....................................................  N.A.
     (b).......................................................  7.8; 7.10
     (c).......................................................  N.A.
311(a) ........................................................  7.11
     (b).......................................................  7.11
     (c).......................................................  N.A.
312(a).........................................................  2.5
     (b).......................................................  10.3
     (c).......................................................  10.3
313(a).........................................................  7.6
     (b)(1)....................................................  N.A.
     (b)(2)....................................................  7.6
     (c).......................................................  7.6
     (d).......................................................  7.6
314(a).........................................................  4.2; 4.10; 10.2
     (b).......................................................  N.A.
     (c)(1)....................................................  10.4
     (c)(2)....................................................  10.4
     (c)(3)....................................................  N.A.
     (d).......................................................  N.A.
     (e).......................................................  10.5
     (f).......................................................  4.9
315(a).........................................................  7.1
     (b).......................................................  7.5; 10.2
     (c).......................................................  7.1
     (d).......................................................  7.1
     (e).......................................................  6.11
316(a)(last sentence)..........................................  10.6
     (a)(1)(A).................................................  6.5
     (a)(1)(B).................................................  6.4
     (a)(2)....................................................  N.A.
     (b).......................................................  6.7
317(a)(1)......................................................  6.8
     (a)(2)....................................................  6.9
     (b).......................................................  2.4
318(a).........................................................  10.1

N.A. means Not Applicable

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Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture

                  INDENTURE dated as of November 18, 1998, between Atlas Air, Inc., a Delaware corporation (as further defined below, the "Company"), and State Street Bank and Trust Company, a Massachusetts bank and trust company (the "Trustee").

                  The Company has duly authorized the creation and issuance of up to $150,000,000 aggregate principal amount of 9 3/8% Senior Notes due 2006 (the "Initial Securities") and $150,000,000 aggregate principal amount of 9 3/8% Senior Notes due 2006 (the "Exchange Securities", and together with the Initial Securities, the "Securities") and, to provide therefor, the Company has duly authorized the execution and delivery of this Indenture. All things necessary to make the Securities (as defined herein), when duly issued and executed by the Company, and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid and binding agreement of the Company have been done.

                  The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the
Securities:


                                    ARTICLE I

                   Definitions and Incorporation by Reference

                  SECTION 1.1.  Definitions.

                  "ACMI Contracted Aircraft" means an aircraft acquired by the Company or its Subsidiaries and dedicated to a new ACMI Contract entered into within 60 days of the acquisition of such aircraft (which ACMI Contract shall not represent a renewal or replacement of a prior ACMI Contract unless the aircraft dedicated to such prior ACMI Contract was operated under an operating lease and returned to the lessor) which is in effect on the date of calculation and has a remaining term of three years or more on the date such aircraft was dedicated to such ACMI Contract provided that in any calendar year two ACMI contracts may have a term of not less than one year (subject to cancellation terms, which may include the right to cancel on no less than six months notice). Pro forma effect shall be given to the acquisition of an ACMI Contracted Aircraft by adding to the appropriate components of the Consolidated Fixed Charge Coverage Ratio (i) the net projected annualized revenues from the operation of the ACMI Contracted Aircraft under such ACMI Contract for that portion of the period for which the Consolidated Fixed Charge Coverage Ratio is being calculated prior to the acquisition of such aircraft, assuming operation for the minimum guaranteed number of block hours (less any block hours subject to cancellation) at the minimum guaranteed rate under such ACMI Contract less
(ii) the projected annualized cash operating expenses from such operation for the same period for which the related projected revenues are determined in clause (i) above, provided that such projected cash operating expenses shall not be less on a per block hour basis than the average historical per block hour cash operating expenses of the Company for such aircraft model for the four full fiscal quarters immediately preceding the date of calculation, and provided, further, that if such aircraft is of a model not then currently operated by the Company, such projected cash operating expenses shall include maintenance costs which shall not be less than the average for such aircraft type disclosed on the most recently available DOT Forms 41 with respect to such aircraft type or any summary of such data as reported in a nationally recognized industry publication or as provided in a written estimate prepared by a nationally recognized air transportation consulting group. For purposes of this definition, "ACMI Contract" shall include contracts pursuant to which the Company does not pay any crew costs, in which event pro forma effect shall be given as described above but excluding from the projected annualized cash operating expenses all crew costs. Cash operating expenses means for purposes of this definition consolidated operating expenses, less consolidated depreciation and amortization and consolidated rental expenses, to the extent included in computing consolidated operating expenses.

                  "Acquired Indebtedness" means Indebtedness of a Person (a) existing at the time such Person becomes a Subsidiary or (b) assumed in connection with the acquisition of assets from such Person.

                  "AFL II" means a wholly owned Unrestricted Subsidiary formed in August 1997 for the sole purpose of owning and leasing four 747-200 aircraft and nine spare engines previously owned by the Company and financed by the Company's existing revolving credit facility.

                  "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any other Person that owns, directly or indirectly, 5% or more of such specified Person's Capital Stock or any executive officer or director of any such specified Person or other Persons or, with respect to any natural Person, any Person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" means any Registrar, Paying Agent or co-registrar.

                  "Appraised Fair Market Value" means the Adjusted Current Market Value. Current Market Value is the most likely trading price that, in the opinion of an appraiser, may be generated from an aircraft under the market conditions that are perceived to exist at the time in question. Current Market Value assumes that the aircraft is valued for its highest, best use, that the parties to the hypothetical transaction are willing, able, prudent and knowledgeable, and under no unusual pressure for a prompt sale, and that the transaction would be negotiated in an open and unrestricted market on an arm's length basis, for cash or equivalent consideration, and given an adequate amount of time for effective exposure to prospective buyers. Adjusted Current Market Value, in the opinion of the appraiser, is the Current Market Value of the aircraft adjusted for the actual technical status and maintenance condition of the aircraft.

                  "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition (including, without limitation, by way of merger, consolidation or sale and leaseback transaction) (collectively, a "transfer"), directly or indirectly, in one or a series of related transactions, of (i) any Capital Stock of any Subsidiary; (ii) all or substantially all of the properties and assets of the Company or its Subsidiaries; or (iii) any other properties or assets of the Company or any Subsidiary, other than in the ordinary course of business. For the purposes of this definition, the

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term "Asset Sale" shall not include any transfer of properties or assets (A)
that is governed by the provisions of this Indenture, described in Section 5.1,
(B) by the Company to any Subsidiary, or by any Subsidiary of the Company or any Subsidiary and in accordance with the terms of the Indenture, (C) of aircraft engines, components, parts or spare parts pursuant to customary pooling, exchange or similar agreements or, (D) asset swaps involving aircraft engines, components, parts or spare parts (provided that the assets received by the Company or any Subsidiary have a Fair Market Value at least equal to the asset transferred (provided that with respect to any asset swap or series of related asset swaps involving assets with a Fair Market Value exceeding $3 million, such determination shall be made by the Board of Directors)), (E) constituting an Investment that is permitted under the Indenture in an Unrestricted Subsidiary, joint venture or other Person in which the Company or a Subsidiary retains an ownership interest, or (F) having a Fair Market Value per transaction or series of related transactions of less than $1,000,000.

                  "Atlas Freighter Leasing Transactions" means the transactions in which Atlas Freighter Leasing, Inc. and AFL II, each a wholly-owned Unrestricted Subsidiary of the Company, refinanced six 747-200 aircraft and four 747-200 aircraft all previously owned by the Company, respectively.

                  "Aviation Act" means the Federal Aviation Act of 1958, as amended, and the applicable regulations thereunder.

                  "Bankruptcy Law" means Title 11, United States Code, as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

                  "Board of Directors" means the Board of Directors of any Person or any committee thereof duly authorized to act on behalf of such Board of Directors.

                  "Board Resolution" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Boeing Purchase Contract" means the agreement dated June 9, 1997 between Atlas Air, Inc. and The Boeing Company to purchase ten new 747-400 aircraft.

                  "Business Day" means each day which is not a Legal Holiday.

                  "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations, rights in or other equivalents (however designated) of such Person's capital stock or other equity participations, including partnership interests, whether general or limited, in such Person, including any Preferred Stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock, whether now outstanding or issued after the date of this Indenture.

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                  "Capitalized Lease Obligation" of any Person means any
obligation of such Person and its subsidiaries on a consolidated basis under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of the Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

                  "Cash Equivalents" means (i) any evidence of Indebtedness with a maturity of one year or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit or acceptances and money market deposits with a maturity of one year or less of any financial institution that is a member of the Federal Reserve System, in each case having combined capital and surplus and undivided profits of not less than $500,000,000; (iii) commercial paper with a maturity of one year or less issued by a corporation that is not an Affiliate of the Company and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by S&P or at least P-1 by Moody's and (iv) investment in money market funds substantially all of whose assets are comprised of Cash Equivalents described in clauses (i) through (iii).

                  "Cedel Bank" has the meaning set forth in Section 2.1.

                  "Change of Control" means the occurrence of any of the following events: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total outstanding Voting Stock of the Company; (b) the Company consolidates with, or merges with or into, another Person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding Voting Stock of the Company is not converted or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company) or is converted into or exchanged for (A) Voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation or (B) cash, securities and other property (other than Capital Stock of the Surviving Entity) in an amount that could be paid by the Company as a Restricted Payment as described in Section 4.4 (or a combination of (A) and (B)) and (ii) immediately after such transaction, no "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total outstanding Voting Stock of the surviving transferee corporation; (c) during any consecutive two year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such Board of Directors, or whose nomination for election by the stockholders of the Company was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or (d) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with the provisions described in Section 5.1. For purposes of this definition, a Permitted Holder shall be deemed to beneficially own Voting Stock that has been pledged to a financial institution, unless the pledgee has the present right to vote such Voting Stock in the election of directors or has exercised remedies with respect to such Voting Stock.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Company" means Atlas Air, Inc., a Delaware corporation until a successor replaces it and, thereafter, means the successor.

                  "Commission" or "SEC" means the U.S. Securities and Exchange Commission or its successor.

                  "Consolidated Adjusted Net Income" means, for any period, the consolidated net income (or loss) of the Company and all Subsidiaries for such period as determined in accordance with GAAP, adjusted by excluding, without duplication, (a) any net after-tax extraordinary gains or losses (less all fees and expenses relating thereto), (b) any net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions other than in the ordinary course of business, (c) the portion of net income (or loss) of any Person (other than the Company or a Subsidiary), including Unrestricted Subsidiaries, in which the Company or any Subsidiary has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any Subsidiary in cash during such period, (d) for purposes of calculating Consolidated Adjusted Net Income in Section 4.4, the net income (or loss) of any Person combined with the Company or any Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination and (e) the net income of any Subsidiary, to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the date of determination permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary or its stockholders.

                  "Consolidated Fixed Charge Coverage Ratio" of the Company means, for any period, the ratio of (a) the sum of Consolidated Adjusted Net Income, Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated Non-Cash Charges deducted in computing Consolidated Adjusted Net Income, in each case, for such period, of the Company and all Subsidiaries as determined on a consolidated basis in accordance with GAAP to (b) such Consolidated Interest Expense.

                  "Consolidated Income Tax Expense" means, for any period, the provision for federal, state, local and foreign income taxes of the Company and all Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Interest Expense" of the Company means, for any period, without duplication, the sum of (a) the interest expense of the Company and its Subsidiaries for such period, including, without limitation, (i) amortization of debt discount, (ii) the net cost of interest rate contracts (including amortization of discounts), (iii) the interest portion of any deferred payment obligation, (iv) amortization of debt costs and (v) accrued interest and capitalized interest, plus (b) the interest component of Capitalized Lease Obligations of the Company and its Subsidiaries during such period, plus (c) cash dividends due (whether or not declared) on Redeemable Capital Stock by the Company and any Subsidiary (to any Person other than the Company and any wholly owned Subsidiary), in each case as determined on a consolidated basis in accordance with GAAP; provided that (x) the Consolidated Interest Expense attributable to interest on any Indebtedness computed on a pro forma basis and (A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of the Company, a fixed or floating rate of interest, shall be computed by applying at the option of the Company, either the fixed or floating rate, and (y) in making such computation, the Consolidated Interest Expense attributable to interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period. For purposes of clause (c) of the preceding sentence, dividends shall be deemed to be an amount equal to the dividends due (whether or not declared) divided by one minus the applicable actual combined federal, state, provincial, local and foreign income tax rate of the Company and its Subsidiaries (expressed as a decimal).

                  "Consolidated Non-Cash Charges" means, for any period, the aggregate depreciation, amortization and other non-cash items of the Company and any Subsidiary reducing Consolidated Adjusted Net Income for such period, determined on a consolidated basis in accordance with GAAP (excluding any such non-cash charge which represents an accrual of or reserve for cash charges for any future period).

                  "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 10.2 or such other address as to which the Trustee may give notice to the Company.

                  "Currency Agreements" means any spot or forward foreign exchange agreements and currency swap, currency option or other similar financial agreements or arrangements entered into by the Company or any of its Subsidiaries in the ordinary course of business and designed to protect against or manage exposure to fluctuations in foreign currency exchange rates.

                  "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

                  "Depositary" means The Depository Trust Company, its nominees and their respective successors and assigns, or such other depository institution hereinafter appointed by the Company.

                  "Disinterested Director" means, with respect to any transaction or series of transactions in respect of which the Board of Directors is required to deliver a resolution of the Board of Directors under the Indenture, a member of the Board of Directors who does not have any material direct or indirect financial interest in or with respect to such transaction or series of transactions.

                  "Euroclear" has the meaning set forth in Section 2.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Securities" means the 9 3/8% Senior Notes due 2006, Series B, to be issued in exchange for the Initial Securities pursuant to the Registration Rights Agreement.

                  "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

                  "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, that are in effect on the date of this Indenture.

                  "guarantee" means, as applied to any obligation, (a) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit.

                  "Guarantee" means any guarantee of the Securities by any Subsidiary in accordance with the provisions of Section 4.10 hereof. When used as a verb, "Guarantee" shall have a corresponding meaning.

                  "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

                  "Indebtedness" means, with respect to any Person, without duplication, (a) all liabilities of such Person for borrowed money (including overdrafts) or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities (including outstanding disbursements owed to trade creditors) incurred in the ordinary course of business (whether or not evidenced by a note), but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit and acceptances issued under letter of credit facilities, acceptance facilities or other similar facilities, (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (c) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business, (d) all Capitalized Lease Obligations of such Person, (e) all Indebtedness referred to in (but not excluded from) the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured), (f) all guarantees by such Person of Indebtedness referred to in this definition of any other Person, (g) all Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends and (h) all obligations of such Person under or in respect of Interest Rate Agreements or Currency Agreements. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Redeemable Capital Stock, such Fair Market Value shall be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

                  "Indenture" means this Indenture as amended or supplemented from time to time.

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "Interest Payment Date" means the stated maturity of an installment of interest on the Securities.

                  "Interest Rate Agreements" means any interest rate protection agreements and other types of interest rate hedging agreements or arrangements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) designed to protect against or manage exposure to fluctuations in interest rates in respect of Indebtedness.

                  "Investment" means, with respect to any Person, any direct or indirect advance, loss or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued or owned by, any other Person and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP. In addition, the Fair Market Value of the net assets of any Subsidiary at the time that such Subsidiary is designated an Unrestricted Subsidiary shall be deemed to be an "Investment" made by the Company in such Unrestricted Subsidiary at such time. "Investment" shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices.

                  "Initial Securities" has the meaning set forth in the preamble to this Indenture.

                  "Issue Date" means the date of original issuance of the Securities.

                  "Legal Holiday" has the meaning ascribed in Section 10.8.

                  "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), privilege, security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale, agreement, capital lease or other title retention agreement.

                  "Maturity" means, with respect to any Security, the date on which any principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity with respect to such principal, by sinking fund payment or by declaration of acceleration, call for redemption or purchase or otherwise.

                  "Maturity Date" means November 15, 2006.

                  "Moody's" means Moody's Investors Service, Inc. and its successors.

                  "Net Cash Proceeds" means (a) with respect to any Asset Sale, the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations, but only when received in the form of, or stock or other assets when disposed for, cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Subsidiary), net of (i) brokerage commissions and other fees and expenses (including fees and expenses of legal counsel and investment banks) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or properties the subject of such Asset Sale, (iv) amounts required to be paid to any Person (other than the Company or any Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Company or any Subsidiary, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Company or any Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee and (b) with respect to any issuance or sale of Capital Stock or options, warrants or rights to purchase Capital Stock, or debt securities or Redeemable Capital Stock that have been converted into or exchanged for Qualified Capital Stock, as referred to in
Section 4.4, the proceeds of such issuance or sale in the form of cash or Cash Equivalents, including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed for, cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Subsidiary of the Company), net of attorney's fees, accountant's fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                  "Offering Memorandum" means the Offering Memorandum dated November 13, 1998 relating to the Securities;

                  "Officer" means the Chairman of the Board, the President, any Senior Vice President, any Vice President, the Treasurer or the Secretary of, the Company or any other officer designated by Board of Directors serving in a similar capacity.

                  "Officers' Certificate" means a certificate signed by two Officers.

                  "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee and which complies, if applicable, with Section 10.5. The counsel may be an employee of or counsel to the Company.

                  "Paying Agent" has the meaning provided in Section 2.3.

                  "Permitted Holders" means Michael A. Chowdry, the Related Parties and/or a trustee or other fiduciary holding Voting Stock under an employee benefit plan of the Company.

                  "Permitted Indebtedness" means any of the following:

                  (a) Indebtedness of the Company in an aggregate principal amount at any one time outstanding not to exceed $100 million provided that such Indebtedness is incurred to finance the acquisition of additional aircraft by the Company and is secured by Liens on such aircraft;

                  (b) Indebtedness of the Company outstanding on the Issue Date;

                  (c) Indebtedness of the Company to any wholly owned Subsidiary; provided that any Indebtedness of the Company owing to any such Subsidiary is made pursuant to an intercompany note and is subordinated in right of payment from and after such time as the Securities shall become due and payable (whether at Stated Maturity, upon acceleration or otherwise) to the payment and performance of the Company's obligations under the Securities; provided further, that any disposition, pledge or transfer of any such Indebtedness to a Person (other than the Company or another wholly owned Subsidiary) shall be deemed to be an incurrence of such Indebtedness by the Company not permitted by this clause (c);

                  (d) Indebtedness of the Company under Currency Agreements and Interest Rate Agreements entered into in the ordinary course of business, provided that the notional amount of such obligations does not exceed the amount of the related obligation on Indebtedness outstanding or committed to be incurred on the date such Currency Agreement or Interest Rate Agreements are entered into;

                  (e) any renewals, extensions, substitutions, refinancings or replacements (each, for purposes of this clause, a "refinancing") by the Company of any Indebtedness of the Company pursuant to clause (b) of this definition, including any successive refinancings by the Company, so long as (i) any such new Indebtedness shall be in a principal amount that does not exceed the principal amount (or, if such Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) so refinanced, plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing, plus the amount of expenses of the Company incurred in connection with such refinancing, (ii) in the case of any refinancing of Subordinated Indebtedness, such new Indebtedness is made subordinate to the Securities at least to the same extent as the Indebtedness being refinanced and (iii) such new Indebtedness has no scheduled principal payments prior to the final Stated Maturity of the Securities;

                  (f) Indebtedness of the Company in addition to any amounts listed in clauses (a) through (e) above in an aggregate principal amount at any one time outstanding not to exceed $20 million less the amount of Permitted Subsidiary Indebtedness then outstanding pursuant to clause (f) of the definition thereof;

                  (g) Indebtedness under the Securities and this Indenture;

                  (h) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within two business days of incurrence; and

                  (i) Indebtedness of the Company and its Subsidiaries incurred in connection with the acquisition of ten new Boeing 747-400 aircraft pursuant to the Boeing Purchase Contract provided that such Indebtedness shall not exceed 80% of Appraised Fair Market Value of such aircraft at the time of borrowing, neither individually nor in the aggregate.

                  "Permitted Investments" means any of the following:

                  (a) Investments in Cash Equivalents;

                  (b) Investments in the Company or any wholly owned Subsidiary;

                  (c) Investments in Subsidiaries and Unrestricted Subsidiaries in an amount not to exceed $20 million in aggregate which Subsidiaries or Unrestricted Subsidiaries are in the business of the Company as conducted on the Issue Date or, a business reasonably related thereto or involved in outsourcing for the air cargo industry or the leasing of aircraft to the Company;

                  (d) Investments by the Company or any Subsidiary in another Person, if as a result of such Investment (i) such other Person becomes a wholly owned Subsidiary or (ii) such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to, the Company or a wholly owned Subsidiary;

                  (e) Currency Agreements and Interest Rate Agreements;

                  (f) Loans and advances to employees and officers of the Company and its Subsidiaries in the ordinary course of business not in excess of $2.0 million at any one time outstanding;

                  (g) Investments in securities of trade creditors or customers received pursuant to a plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers;

                  (h) Investments existing on the Issue Date; or

                  (i) Investments by the Company in AFL II.

                  "Permitted Liens" means the following types of Liens:

                  (a) Liens existing as of the date of this Indenture;

                  (b) Liens on any property or assets of a wholly owned Subsidiary granted in favor of the Company or any other wholly owned Subsidiary;

                  (c) Liens on property acquired after the date of this Indenture that secures Indebtedness permitted to be incurred pursuant to Section 4.3 and provided further that such Liens shall not extend to any other property of the Company or its Subsidiaries;

                  (d) statutory Liens of landlords and carrier's, warehouseman's, mechanics, supplier's, materialmen's, repairmen's or other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceeding, if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor;

                  (e) Liens for taxes, assessments, government charges or claims that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor;

                  (f) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance bonds and other obligations of a like nature incurred in the ordinary course of business (other than contracts for the payment of money);

                  (g) easements, rights-of-way, restrictions and other similar charges or encumbrances not interfering in any material respect with the business of the Company or any Subsidiary incurred in the ordinary course of business;

                  (h) Liens arising by reason of any judgment, decree or order of any court so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired; and

                  (i) any extension, renewal or replacement, in whole or in part, of any Lien described in the foregoing clauses (a) through (i); provided that any such extension, renewal or replacement shall be no more restrictive in any material respect that the Lien so extended, renewed or replaced and shall not extend to any additional property or assets.

                  "Permitted Subsidiary Indebtedness" means any of the following:

                  (a) Indebtedness of Subsidiaries outstanding on the Issue
         Date;

                  (b) Indebtedness of any Subsidiary under Currency Agreements and Interest Rate Agreements, provided that the notional principal amount of such obligations does not exceed the amount of Indebtedness outstanding or committed to be incurred on the date such Currency Agreements or Interest Rate Agreements are entered into;

                  (c) Indebtedness of any wholly owned Subsidiary to any other wholly owned Subsidiary or to the Company;

                  (d) any renewals, extensions, substitutions, refinancings or replacements (each, for purposes of this clause, a "refinancing") by any Subsidiary of any Indebtedness of such Subsidiary pursuant to clause (a) of this definition, including any successive refinancings by such Subsidiary, so long as any such new Indebtedness shall be in a principal amount that does not exceed the principal amount (or, if such Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness refinanced or the amount of any premium reasonably determined by such Subsidiary as necessary to accomplish such refinancing, plus the amount of expenses of such Subsidiary incurred in connection with such refinancing;

                  (e) guarantees by Subsidiaries of Indebtedness of the Company entered into in accordance with Section 4.10 and guarantees by Subsidiaries of Permitted Subsidiary Indebtedness of wholly owned Subsidiaries; and

                  (f) Indebtedness of Subsidiaries in addition to any amounts listed in clauses (a) through (e) above in an aggregate principal amount at any one time outstanding not to exceed $20 million, less the amount of Permitted Indebtedness then outstanding pursuant to clause
         (f) of the definition thereof.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Physical Securities" has the meaning provided in Section 2.1.

                  "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such person's preferred or preference stock whether outstanding on the date of this Indenture, or issued thereafter, and including, without limitation, all classes and series of preferred or preference stock of such Person.

                  "Private Placement Legend" has the meaning provided in Section 2.15.

                  "Proceeds Purchase Date" has the meaning provided in Section 4.8.

                  "QIB" means any "qualified institutional buyer" (as defined under the Securities Act).

                  "Qualified Capital Stock" of any Person means any and all Capital Stock of such Person other than Redeemable Capital Stock.

                  "Record Date" means the record dates specified in the Securities, whether or not a Legal Holiday.

                  "Redeemable Capital Stock" means any class or series of Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise is, or upon the happening of an event or passage of time would be, required to be redeemed prior to the final Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity.

                  "Redemption Date" when used with respect to any security, means the date fixed for such redemption pursuant to this Indenture and the Securities delivered pursuant to Section 3.3 as the date on which the Company has elected to redeem all of the Securities pursuant to paragraph 7 of the Securities after the occurrence of a Change of Control.

                  "Registrar" has the meaning provided for in Section 2.3.

                  "Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated November 18, 1998, between the Company and Placement Agents.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Global Note" has the meaning set forth in
Section 2.1.

                  "Related Parties" means (a) the spouse, children or other descendants (by blood or adoption), stepchildren, siblings, and in-laws of Michael A. Chowdry or the spouse of Michael A. Chowdry; (b) the heirs, legatees, devisees, distributees, personal representatives, or the estate of Michael A. Chowdry or of persons listed in the foregoing clause (a); (c) any trust primarily for the benefit of Michael A. Chowdry or any of the persons or entities listed in the foregoing clauses of this definition; (d) any trust, corporation, limited or general partnership, limited liability company or partnership or other entity of which Michael A. Chowdry and/or any of the other persons or entities listed in the foregoing clauses of this definition are the beneficial owners (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of a controlling interest in the outstanding voting and equity securities or interests; (e) a transferee pursuant to a decree of dissolution of marriage relating to Michael
A. Chowdry or a Person that has been immediately prior to the disposition a Related Party under any clause of this definition; or (f) a transferee by disposition in an involuntary manner without the consent of Michael A. Chowdry or a Person that has been immediately prior to the disposition a Related Party under any clause of this definition, including, but not limited to, disposition under judicial orders.

                  "Responsible Officer" when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee (or any successor group of the Trustee) with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Period" means 40 days after the later of commencement of the offering of the Securities and the Issue Date.

                  "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Security constitutes a Restricted Security.

                  "Rule 144A Global Note" has the meaning set forth in Section 2.1.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and its successors.

                  "Securities" means the Initial Securities and the Exchange Securities treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended and the rules and regulations of the Commission promulgated thereunder.

                  "Significant Subsidiary" means any Subsidiary of the Company that, together with its Subsidiaries, (i) for the most recent fiscal year of the Company, accounted for more than 10% of the consolidated revenues of the Company and its Subsidiaries or (ii) as of the end of such fiscal year, was the owner of more than 10% of the consolidated assets of the Company and its Subsidiaries, all as set forth on the most recently available consolidated financial statements of the Company for such fiscal year.

                  "Stated Maturity" means, when used with respect to the Securities or any installment of interest thereon, the date specified in the Security as the fixed date on which the principal of the Security or such installment of interest is due and payable, and, when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness, or any installment of interest thereon, is due and payable.

                  "Subordinated Indebtedness" means Indebtedness of the Company that is expressly subordinated in right of payment to the Securities.

                  "Subsidiary" means any Person a majority of the equity ownership or Voting Stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries or by the Company and one or more other Subsidiaries. For purposes of this Indenture, the term Subsidiary shall not include any Unrestricted Subsidiary, except in the definition of Unrestricted Subsidiary.

                  "Surviving Entity" has the meaning provided in Section 5.1.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of this Indenture; provided, however, that, in the event the Trust Indenture Act of 1939 is amended after such date, "TIA" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the party named as such in the preamble to this Indenture until a successor replaces it in accordance with the provisions of Article VII of this Indenture and, thereafter, means the successor.

                  "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "Unrestricted Subsidiary" means (a) any Subsidiary of the Company that at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors of the Company, as provided below) and
(b) any Subsidiary of an Unrestricted Subsidiary and (c) Atlas Freighter Leasing, Inc. and Atlas Freighter Leasing II, Inc. ("AFL II") are Unrestricted Subsidiaries as of the Issue Date. The Board of Directors of the Company may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary so long as (i) neither the Company nor any Subsidiary is directly or indirectly liable for any Indebtedness of such Subsidiary, (ii) no default with respect to any Indebtedness of such Subsidiary would permit (upon notice, lapse of time or otherwise) any holder of any other Indebtedness of the Company or any Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity, (iii) any Investment in such Subsidiary made as a result of designation of such Subsidiary an Unrestricted Subsidiary or otherwise was permitted under paragraph (a), clause (iv) of Section 4.4, (iv) neither the Company nor any Subsidiary has a contract, agreement, arrangement, understanding or obligation of any kind, whether written or oral, with such Subsidiary other than those that might be obtained at the time from Persons who are not affiliates of the Company, and (v) neither the Company nor any Subsidiary has any obligation (1) to subscribe for additional shares of Capital Stock or other equity interests in such Subsidiary, or (2) to maintain or preserve such Subsidiary's financial con-dition or to cause such Subsidiary to achieve certain levels of operating results. Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing a board resolution with the Trustee giving effect to such designation. The Board of Directors of the Company may designate any Unrestricted Subsidiary as a Subsidiary if immediately after giving effect to such designation, there would be no Default or Event of Default under this Indenture and the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.3.

                  "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                  "Voting Stock" means, with respect to any Person, any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

                  SECTION 1.2. Other Definitions.

                                                                 Defined in
Term                                                               Section
----                                                               -------

"AI Global Note"..............................................      2.1
"Agent Members"...............................................      2.16
"Change of Control Purchase Date".............................      4.9
"Change of Control Purchase Price"............................      4.9
"covenant defeasance".........................................      8.1(b)
"Custodian"...................................................      6.1
"Event of Default"............................................      6.1
"Excess Proceeds".............................................      4.8(b)
"Excess Proceeds Offer".......................................      4.8(c)
"Global Notes"................................................      2.1
"incur".......................................................      4.3(a)
"legal defeasance"............................................      8.1(b)
"Offered Price"...............................................      4.8(c)
"Replacement Assets"..........................................      4.8(b)
"Restricted Payment"..........................................      4.4
"Rule 144A"...................................................      2.1
"Surviving Entity.............................................      5.1

                  SECTION 1.3. Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made a part of this Indenture.
The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Securityholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company, and any other obligor on the securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by the TIA reference to another statute or defined under rules promulgated by the Commission have the meanings assigned to them by such definitions.

                  SECTION 1.4. Rules of Construction. Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3) "or" is not exclusive;

                  (4) "including" means including without limitation;

                  (5) words in the singular include the plural and words in the plural include the singular;

                  (6) references to Article and Section numbers refers to the corresponding Articles and Sections of this Indenture unless otherwise specified; and

                  (7) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.


                                   ARTICLE II

                                 The Securities

                  SECTION 2.1. Form and Dating. The Initial Securities, and the Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A hereto. The Exchange Securities, and the Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit B hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rule or Depository rule or usage. The Company and the Trustee shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

                  The terms and provisions contained in the forms of the Securities annexed hereto as Exhibits A and B, shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Securities offered and sold in reliance on Rule 144A under the Securities Act ("Rule 144A") shall be issued initially in the form of one or more permanent global notes in registered form, in substantially the form set forth in Exhibit A (the "Rule 144A Global Note"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, or the records of DTC or its nominee, as the case may be, as hereinafter provided (or by the issue of a further Rule 144A Global Note), in connection with a corresponding decrease or increase in the aggregate principal amount of the Regulation S Global Note or the AI Global Note or in consequence of the issue of Exchange Securities or additional Rule 144A Global Notes, as hereinafter provided. Securities offered and sold in reliance on Regulation S under the Securities Act shall be issued in the form of one or more permanent global notes in registered form in substantially the form set forth in Exhibit A with the legend set forth in Exhibit A-2 (the "Regulation S Global Note"). The Regulation S Global Note, which shall be deposited with the Trustee, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of the Euroclear System ("Euroclear") or Cedel Bank, S.A. ("Cedel Bank"). The aggregate principal amount of the Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, or the records of DTC or its nominee, as the case may be, as hereinafter provided (or by the issue of a further Regulation S Global Note), in connection with a corresponding decrease or increase in the aggregate principal amount of the Rule 144A Global Note or the AI Global Note or in consequence of the issue of Exchange Securities or additional Regulation S Notes, as hereinafter provided. Securities offered and sold to Accredited Investors shall be issued initially in the form of one or more permanent global notes in registered form, in substantially the form set forth in Exhibit A (the "AI Global Note" and together with the Regulation S Global Note and the Rule 144A Global Note, the "Global Notes"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the AI Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, or the records of DTC or its nominee, as the case may be, as hereinafter provided (or by the issue of a further AI Global Note), in connection with a corresponding decrease or increase in the aggregate principal amount of the Rule 144A Global Note or the Regulation S Global Note or in consequence of the issue of Exchange Securities or additional AI Global Notes, as hereinafter provided.

                  Securities issued in exchange for interests in the Rule 144A Global Note, the Regulation S Global Note or the AI Global Note pursuant to
Section 2.16 and Section 2.17 may be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in Exhibit A (the "Physical Securities").

                  Each of the Global Notes shall represent such amount of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.6 hereof.

                  The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "Management Resolutions" and "Instructions to Participants" of Cedel Bank shall be applicable to interests in the Regulation S Global Notes that are held by the Agent Members through Euroclear or Cedel Bank.

                  SECTION 2.2. Execution and Authentication. (a) Two Officers of the Company, or one Officer shall sign, and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to, the Securities for the Company by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

                  (b) A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  (c) The Trustee shall authenticate (i) Initial Securities for original issue in the aggregate principal amount not to exceed $150,000,000, and
(ii) Exchange Securities from time to time for issue only in exchange for a like principal amount of Initial Securities, in each case upon receipt of a written order of the Company. Each such written order shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated, whether the Securities are to be Initial Securities or Exchange Securities and whether the Securities are to be issued as Physical Securities or Global Notes and such other information as the Trustee may reasonably request. The aggregate principal amount of Securities outstanding at any time may not exceed $150,000,000.

                  (d) The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

                  (e) The Securities shall be issuable in fully registered form only, without coupons, in denominations of $1,000 and any integral multiple thereof.

                  SECTION 2.3. Registrar and Paying Agent. (a) The Company shall maintain an office or agency (which shall be located in the Borough of Manhattan in the City of New York, State of New York) where (i) Securities may be presented for registration of transfer or for exchange ("Registrar"), (ii) Securities may be presented for payment ("Paying Agent") and (iii) notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent, Registrar or co-registrar without prior notice to any Securityholder. The Company shall notify the Trustee and the Trustee shall notify the Securityholders of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company may act as Paying Agent, Registrar or co-registrar. The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with Section 7.7.

                  (b) The Company initially appoints the Trustee as Registrar, Paying Agent, authenticating agent and agent for service of notices and demands in connection with the Securities. The Trustee's address for purposes of Section 2.3(a) is 61 Broadway, 15th Floor, New York, New York 10006.

                  (c) Any of the Registrar, the Paying Agent or any other agent may resign upon 30 days' notice to the Company. The office of the Paying Agent as Registrar for purposes of this Section 2.03 shall initially be at 61 Broadway, Concourse Level, New York, New York.

                  SECTION 2.4. Paying Agent to Hold Money in Trust. The Company or any other obligor on the Securities shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of the Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, and interest on the Securities, and shall notify the Trustee of any Default by the Company or any other obligor on the Securities in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company or any other obligor on the Securities at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money delivered to the Trustee. If the Company or any other obligor on the Securities acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders all money held by it as Paying Agent.

                  SECTION 2.5. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company or any other obligor on the Securities shall furnish to the Trustee at least five Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders, including the aggregate principal amount of the

Securities held by each thereof, and the Company or any other obligor on the Securities shall otherwise comply with TIA Section 312(a).

                  SECTION 2.6. Transfer and Exchange. (a) Subject to Sections
2.16 and 2.17 where Securities are presented to the Registrar or a co-registrar with a request to register the transfer thereof or exchange them for an equal principal amount of Securities of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met; provided, that any Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar and the Trustee duly executed by the Securityholder thereof or his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Company shall issue and the Trustee shall authenticate Securities at the Registrar's request.

                  (b) The Company and the Registrar shall not be required (i) to issue, to register the transfer of or to exchange Securities during a period beginning at the opening of business on a Business Day 15 days before the day of any selection of Securities for redemption pursuant to Article 3 and ending at the close of business on the day of selection, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (iii) to register the transfer or exchange of a Security between the Record Date and the next succeeding Interest Payment Date.

                  (c) No service charge shall be made for any registration of a transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment by the Securityholder of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.10, 3.6 or 9.5).

                  (d) Any Holder of either of the Global Notes shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Global Note shall be required to be reflected in a book entry.

                  SECTION 2.7. Replacement Securities. (a) If any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee, upon receipt by it of the written order of the Company signed by two Officers of the Company, shall authenticate a replacement Security if the Trustee's requirements for replacements of Securities are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the reasonable judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge a Securityholder for reasonable out-of-pocket expenses in replacing a Security, including fees and expenses of counsel.

                  (b) Every replacement Security is an additional obligation of the Company and shall be entitled to the benefits of this Indenture.

                  SECTION 2.8. Outstanding Securities. (a) The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by the Company or by the Trustee, those delivered to the Trustee for cancellation and those described in this Section as not outstanding.

                  (b) If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless and until the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                  (c) If the principal amount of any Security is considered paid under Section 4.1, it ceases to be outstanding and interest on it ceases to accrue.

                  (d) Subject to Section 2.9, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

                  (e) If on a Redemption Date or the Maturity Date the Paying Agent holds U.S. Legal Tender sufficient to pay all of the principal, premium, if any, and interest due on the Securities payable on that date and is not prohibited from paying such money to the Securityholders thereof pursuant to the terms of this Indenture, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

                  SECTION 2.9. Treasury Securities. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, or any of their respective Affiliates shall be considered as though not outstanding, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer knows to be so owned shall be so considered.

                  SECTION 2.10. Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company and the Trustee consider appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee, upon receipt of the written order of the Company signed by two Officers of the Company, or one Officer shall sign, and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall authenticate, pursuant to Section 2.2, definitive Securities in exchange for temporary Securities. Until such exchange, temporary Securities shall be entitled to the same rights, benefits and privileges under this Indenture as definitive Securities.

                  SECTION 2.11. Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities, if not already cancelled, surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy cancelled Securities (subject to the record retention requirement of the Exchange Act), and deliver certification of their destruction to the Company, unless by a written order, signed by two Officers of the Company, or one Officer shall sign, and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions), the Company shall direct that cancelled Securities be returned to it. Subject to Section 2.7 the Company may not issue new Securities to replace Securities that it has redeemed or paid or that have been delivered to the Trustee for cancellation.

                  SECTION 2.12. Defaulted Interest. If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Securityholders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date, in each case at the rate provided in the Securities and in Section 4.1. The Company shall, with the consent of the Trustee, fix or cause to be fixed each such special record date and payment date. At least 15 days before the special record date, the Company (or the Trustee, in the name of and at the expense of the Company) shall mail to Securityholders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

                  SECTION 2.13. CUSIP Number. The Company in issuing the Securities may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Securityholders; provided, that no representation shall be deemed to be made by the Trustee as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee of any change in the CUSIP number.

                  SECTION 2.14. Deposit of Moneys. Prior to 11:00 a.m. New York City time on each Interest Payment Date and Maturity Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Securityholders on such Interest Payment Date or Maturity Date, as the case may be.

                  SECTION 2.15. Restrictive Legends. Each Global Note and Physical Security that constitutes a Restricted Security shall bear the following legend (the "Private Placement Legend") on the face thereof until November 18, 2000 unless otherwise agreed by the Company and the Securityholder thereof:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A

         UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,
         (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  Each Global Note shall also bear the following legend on the face thereof:

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY ANY SUCH NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY OR ANY SUCH NOMINEE, TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  The Regulation S Global Note shall bear the following legend on the face thereof:

         THIS SECURITY MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THE INDENTURE), AND NO TRANSFER OR EXCHANGE OF THIS SECURITY MAY BE MADE FOR AN INTEREST IN A PHYSICAL SECURITY UNTIL AFTER THE LATER OF THE DATE OF EXPIRATION OF THE RESTRICTED PERIOD AND THE DATE ON WHICH THE PROPER REQUIRED CERTIFICATION RELATING TO SUCH INTEREST HAS BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, TO THE EFFECT THAT THE BENEFICIAL OWNER OR OWNERS OF SUCH INTEREST ARE NOT U.S. PERSONS.

                  SECTION 2.16. Book-Entry Provisions for Global Security. (a) Each Global Note initially shall (i) be registered in the name of the Depositary or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 2.15.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                  (b) Transfers of a Global Note shall be limited to transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. Interest of beneficial owners in a Global Note may be transferred or exchanged for Physical Securities in accordance with the rules and procedures of the Depositary, the provisions of Section 2.17 and the limitation set forth in
Section 2.1 with regard to the Regulation S Global Note. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Note if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Note and a successor depository is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from the Depositary to issue Physical Securities.

                  (c) In connection with any transfer or exchange of a portion of the beneficial interest in the Global Notes to beneficial owners pursuant to paragraph (b) above, the Registrar shall (if one or more Physical Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

                  (d) In connection with the transfer of an entire Global Note to beneficial owners pursuant to paragraph (b) above, a Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Physical Securities of authorized denominations.

                  (e) Any Physical Security constituting a Restricted Security delivered in exchange for an interest in the Global Note pursuant to paragraph
(b) or (c) above shall, except as otherwise provided by paragraphs (a)(i)(x) and
(c) of Section 2.17, bear the legend regarding transfer restrictions applicable to the Physical Securities set forth in Section 2.15.

                  (f) The Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Securityholder is entitled to take under this Indenture or the Securities.

                  SECTION 2.17.  Special Transfer Provisions.

                  (a) Transfers of Global Notes; Transfers to Non-QIB Institutional Accredited Investors and Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting of a Restricted Security to any Institutional Accredited Investor which is not a QIB or to any Non-U.S. Person:

               (i) the Registrar shall register the transfer of any Security constituting a Restricted Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after November 18, 2000; provided, however, that neither the Company nor any Affiliate of the Company has held any beneficial interest in such Security, or portion thereof, at any time on or prior to November 18, 2000 or (y) (1) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Registrar a certificate substantially in the form of Exhibit C hereto or (2) in the case of a transfer to a Non-U.S. Person, the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit D hereto; and

              (ii) if the proposed transferor is an Agent Member holding a beneficial interest in the Rule 144A Global Note, upon receipt by the Registrar of (x) the certificate, if any, required by paragraph (i) above and (y) instructions given in accordance with the Depositary's and the Registrar's procedures, (a) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) a decrease in the principal amount of the Rule 144A Global Note in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Note to be transferred, and (b)(1) the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Securities of like tenor and amount or (2) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) an increase in the principal amount of the Regulation S Global Note or the AI Global Note, as the case may be, in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Note to be transferred.

             (iii) if the proposed transferor is an Agent Member holding a beneficial interest in the Regulation S Global Note, upon receipt by the Registrar of (x) the certificate, if any, required by paragraph (i) above and (y) instructions given in accordance with the Depositary's and the Registrar's procedures, (a) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) a decrease in the principal amount of the Regulation S Global Note in an amount equal to the principal amount of the beneficial interest in the Regulation S Global Note to be transferred, and (b)(1) the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Securities of like tenor and amount or (2) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) an increase in the principal amount of the Rule 144A Global Note or the AI Global Note, as the case may be, in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Note or AI Global Note, as the case may be, to be transferred.

                  (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons):

               (i) the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has advised the Company and the Registrar in writing, that the sale has been effected in compliance with the provisions of Rule 144A to a transferee who has advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that any such account is a QIB within the meaning of Rule 144A, and it is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

              (ii) if the proposed transferee is an Agent Member and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the Rule 144A Global Note, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Rule 144A Global Note in an amount equal to principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

                  (c) Transfers to Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to a Non-U.S. Persons:

               (i) the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has advised the Company and the Registrar in writing, that the sale has been effected in compliance with the provisions of Regulation S to a transferee who has advised the Company and the Registrar in writing, that it is purchasing the Security in compliance with Rule 904 under the Securities Act, and it is aware that the sale to it is being made in reliance on Regulation S and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Regulation S; and

              (ii) if the proposed transferee is an Agent Member and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the Regulation S Global Note, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Regulation S Global Note in an amount equal to principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

                  (d) Private Placement Legend. Upon the registration of the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the registration of the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the circumstance contemplated by paragraph (a)(i)(x) of this Section 2.17 exists or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (e) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

                  The Registrar shall retain for at least two years copies of all letters, notices and other written communications received pursuant to
Section 2.16 or this Section 2.17. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                  SECTION 2.18. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer and subject to Section 2.12, the Company, the Trustee, any Paying Agent, any Registrar and any co-registrar may deem and treat the Person in whose name any Security shall be registered upon the register of Securities kept by the Registrar as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of the ownership or other writing thereon made by anyone other than the Company, any Registrar or any co-registrar) for the purpose of receiving payments of principal of or interest on such Security and for all other purposes; and none of the Company, the Trustee, any Paying Agent, any Registrar or any co-registrar shall be affected by any notice to the contrary.

                  SECTION 2.19. Record Date. The record date for purposes of determining the identity of Securityholders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture shall be the later of (i) 30 days prior to the first solicitation of such consent or (ii) the date of the most recent list of Holders furnished to the Trustee, if applicable, pursuant to Section 2.5.


                                   ARTICLE III

                                   Redemption

                  SECTION 3.1. Notices to Trustee. If the Company elects to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date and the principal amount of Securities to be redeemed.

                  The Company shall give each notice to the Trustee provided for in this Section at least 45 days before the Redemption Date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate from the Company to the effect that such redemption will comply with the conditions herein.

                  SECTION 3.2. Selection of Securities to be Redeemed. If fewer than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which such Securities are listed, or if such Securities are not then listed on a national securities exchange, on a pro rata basis, by lot or by such other method, if any, and that the Trustee in its sole discretion considers fair and appropriate; provided, however, that if a partial redemption is made with the proceeds of a Public Equity Offering, selection of the Securities or portion thereof for redemption shall be made by the Trustee only on a pro rata basis unless such method is otherwise prohibited. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company in writing promptly of the Securities or portions of Securities to be redeemed.

                  SECTION 3.3. Notice of Redemption. At least 30 days but not more than 60 days before a date for redemption of Securities, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed, at such Holder's registered address.

                  The notice shall identify the Securities to be redeemed and shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price and the amount of accrued interest, if any, to be paid;

                  (3) the name and address of the Paying Agent;

                  (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (5) if fewer than all the Securities are to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption;

                  (6) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

                  (7) the CUSIP number, if any, printed on the Securities being redeemed;

                  (8) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion shall be issued; and

                  (9) the paragraph of the Securities and/or Section of this Indenture pursuant to which the Securities called for redemption are being redeemed.

                  At the Company's request made in writing to the Trustee at least 45 days (unless a shorter period is acceptable to the Trustee) prior to the date fixed for redemption, the Trustee shall give the notice of redemption in the name and the expense of the Company to each Holder whose Securities are to be redeemed at the last address for such Holder then shown on the registry books. In such event, the Company shall provide the Trustee with the information required by this Section.

                  SECTION 3.4. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest to the redemption date; provided, that if the redemption date is after a regular Record Date and on or prior to the Interest Payment Date, the accrued interest shall be payable to the Securityholder of the redeemed Securities registered on the relevant Record Date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

                  SECTION 3.5. Deposit of Redemption Price. (a) Prior to 11:00 a.m., New York City time, on the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Securities to be redeemed.

                  (b) Except as set forth in the last sentence of this paragraph, on and after the redemption date, interest ceases to accrue on the Securities or the portions of Securities called for redemption. If a Security is redeemed on or after an interest Record Date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such Security was registered at the close of business on such record date. If any Security called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section 4.1.

                  SECTION 3.6. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for and in the name of the Holder (at the Company's expense), a new Security equal in a principal amount to the unredeemed portion of the Security surrendered.

                  SECTION 3.7 Optional Redemption. (a) Except as provided in
Section 3.7(b), the Securities will not be redeemable at the option of the Company prior to November 15, 2002. On and after such date, the Securities will be redeemable, at the Company's option, in whole or in part upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed in percentages of principal amount), plus accrued and unpaid interest, if any, thereon to the Redemption Date, if redeemed during the twelve-month period beginning on November 15 of the years indicated below (subject to the right of holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date):

                                                                      Redemption
Period                                                                   Price
------                                                                ----------
2002................................................................   104.688%
2003................................................................   103.125%
2004................................................................   101.563%
2005 and thereafter.................................................   100.000%

                  (b) Notwithstanding the foregoing, on or prior to November 15, 2001, the Company may redeem up to 35% of the aggregate principal amount of Securities originally issued under this Indenture at a redemption price of 109 3/8% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the Redemption Date, with the net cash proceeds of one or more offerings of Equity Interests (other than Disqualified Stock) of the Company; provided that (i) at least 65% of the aggregate principal amount of Securities originally issued under this Indenture remains outstanding immediately after the occurrence of such redemption (excluding Securities held by the Company and its Subsidiaries) and (ii) each such redemption shall occur within 60 days of the date of the closing of each such offering.

                  SECTION 3.8 Mandatory Redemption. Except as set forth in
Section 3.9 and Section 4.9 the Company is not required to make mandatory redemption or sinking fund payments with respect to the Securities.


                  SECTION 3.9 Offer to Purchase by Application of Excess Proceeds. In the event that, pursuant to Section 4.8 hereof, the Company shall be required to commence an offer to all Holders to purchase securities, notice of such offer shall contain all instructions and materials necessary to enable such Securityholders to tender Securities pursuant to the Excess Proceeds Offer and shall follow the procedures specified below:

                  The Excess Proceeds Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Proceeds Purchase Date"), the Company shall purchase the principal amount of Securities required to be purchased pursuant to Section 4.8 hereof (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Securities tendered in response to the Excess Proceeds Offer. Payment for any Securities so purchased shall be made in the same manner as interest payments are made.

                  If the Proceeds Purchase Date is on or after an interest Record Date and on or before the related Interest Payment Date, any accrued and unpaid interest, if any, shall be paid to the Person in whose name Security is registered at the close of business on such Record Date, and no additional interest, if any, shall be payable to Holders who tender Securities pursuant to the Excess Proceeds Offer.

                  Upon the commencement of an Excess Proceeds Offer, the Company shall send, by first class mail, a notice to the Trustee and each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Excess Proceeds Offer. The Excess Proceeds Offer shall be made to all Holders. The notice, which shall govern the terms of the Excess Proceeds Offer, shall state:

                  (1) that the Excess Proceeds Offer is being made pursuant to this Section 3.9 and Section 4.8 of this Indenture and that all Securities tendered will be accepted for payment; provided, however, that if the aggregate principal amount of Securities tendered in an Excess Proceeds Offer exceeds the aggregate amount of the Excess Proceeds Offer, the Company shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000 or multiples thereof shall be purchased);

                  (2) the purchase price (including the amount of accrued interest) and the purchase date (which shall be 20 Business Days from the date of mailing of notice of such Excess Proceeds Offer, or such longer period as required by law);

                  (3) that any Securities not tendered will continue to accrue interest;

                  (4) that, unless the Company defaults in making payment therefor, any Security accepted for payment pursuant to the Excess Proceeds Offer shall cease to accrue interest after the Proceeds Purchase Date;

                  (5) that Securityholders electing to have a Security purchased pursuant to an Excess Proceeds Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day prior to the Proceeds Purchase Date;

                  (6) that Securityholders will be entitled to withdraw their election if the Paying Agent receives, not later than five Business Days prior to the Proceeds Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Securityholder, the principal amount of the Securities the Securityholder delivered for purchase and a statement that such Securityholder is withdrawing his election to have such Security purchased; and

                  (7) that Securityholders whose Securities are purchased only in part will be issued new Securities in a principal amount equal to the unpurchased portion of the Securities surrendered; provided that each Security purchased and each new Security issued shall be in an original principal amount of $1,000 or integral multiples thereof;

                  On the Proceeds Purchase Date for any Excess Proceeds Offer, the Company shall (i) accept for payment the maximum principal amount of Securities tendered pursuant to such Excess Proceeds Offer that can be purchased out of Excess Proceeds from such Asset Sales, (ii) deposit with the Paying Agent the aggregate purchase price of all Securities accepted for payment and any accrued and unpaid interest, on such Securities as of the Proceeds Purchase Date, and (iii) deliver or cause to be delivered to the Trustee all Securities tendered pursuant to the Excess Proceeds Offer. If less than all Securities tendered pursuant to any Excess Proceeds Offer are accepted for payment by the Company for any reason, selection of the Securities to be purchased by the Trustee shall be in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed as certified to the Trustee by the Company or, if the Securities are not so listed, by lot or by such method as the Trustee shall deem fair and appropriate; provided that Securities accepted for payment in part shall only be purchased in integral multiples of $1,000. The Paying Agent shall promptly mail to each Holder of Securities accepted for payment an amount equal to the purchase price for such Securities plus any accrued and unpaid interest and the Trustee shall promptly authenticate and mail to such Holder of Securities accepted for payment in part a new Security equal in principal amount to any unpurchased portion of the Securities, and any Security not accepted for payment in whole or in part shall be promptly returned to the Holder of such Security. On and after a Proceeds Purchase Date, interest shall cease to accrue on the Securities accepted for payment. The Company shall announce the results of the Offer to holders of the Securities on or as soon as practicable after the Proceeds Purchase Date.

                  Any amounts remaining after the purchase of the Securities pursuant to an Excess Proceeds Offer shall be returned by the Trustee to the Company.

                  Other than as specifically provided in this Section 3.9, any purchase pursuant to this Section 3.9 shall be made pursuant to the provisions of Sections 3.1 through 3.6 hereof.


                                   ARTICLE IV

                                    Covenants

                  SECTION 4.1. Payment of Securities. The Company shall promptly pay the principal of, premium, if any, and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal, premium, if any, and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture. Interest will be computed on the basis of a 360 day year comprised of twelve 30 day months.

                  The Company shall pay interest (including post-position interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate specified therefor in the Securities, and it shall pay interest (including post-position interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

                  SECTION 4.2. Reports. (a) The Company will file on a timely basis with the Commission, to the extent such filings are accepted by the Commission and whether or not the Company has a class of securities registered under the Exchange Act, the annual reports, quarterly reports and other documents that the Company would be required to file if it were subject to
Section 13 or 15 of the Exchange Act.

                  (b) The Company will also be required (a) to file with the Trustee, and provide to each holder of Securities, without cost to such holder, copies of such reports and documents within 15 days after the date on which the Company files such reports and documents with the Commission or the date on which the Company would be required to file such reports and documents if the Company were so required, and (b) if the filing of such reports and documents with the Commission is not accepted by the Commission or is prohibited under the Exchange Act, to supply at the Company's cost copies of such reports and documents to any prospective holder of Securities promptly upon written request. The Company will also comply with the other provisions of TIA Section 314(a).

                  SECTION 4.3. Limitation on Incurrence of Additional Indebtedness. (a) The Company will not create, issue, assume, guarantee or in any manner become directly or indirectly liable for the payment of, or otherwise incur (collectively, "incur"), any Indebtedness (including any Acquired Indebtedness) other than Permitted Indebtedness unless, at the time of any such incurrence, the Consolidated Fixed Charge Coverage Ratio would have been at least equal to 2.75 to 1.0 (after giving pro forma effect to (i) the incurrence of such Indebtedness and (if applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness was incurred and the application of such proceeds occurred on the first day of the period for which the Consolidated Fixed Charge Coverage Ratio is calculated,
(ii) the incurrence, repayment or retirement of any other Indebtedness by the Company or any Subsidiary since the first day of such period as if such Indebtedness was incurred, repaid or retired at the beginning of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such period) and (iii) the acquisition (whether by purchase, merger or otherwise) or disposition (whether by sale, merger or otherwise) of any company, entity or business acquired or disposed of by the Company or any Subsidiary or ACMI Contracted Aircraft acquired by the Company or any Subsidiary, in any such case, since the first day of such period, as if such acquisition or disposition of a company, entity or business, or such acquisition of an ACMI Contracted Aircraft acquired by the Company or any Subsidiary, in any such case, since the first day of such period, as if such acquisition or disposition of a company, entity or business, or such acquisition of an ACMI Contracted Aircraft occurred at the beginning of such period; provided, however, that pro forma effect shall not be given to a number of ACMI Contracted Aircraft exceeding five in any four fiscal quarters.

                  (b) The Company will not permit any Subsidiary to incur any Indebtedness (including any Acquired Indebtedness) other than Permitted Subsidiary Indebtedness.

                  SECTION 4.4. Limitation on Restricted Payments. (a) The Company will not, and will not permit any Subsidiary to, directly or indirectly:

               (i) declare or pay any dividend on, or make any distribution to holders of, any shares of the Capital Stock of the Company (other than dividends or distributions payable solely in shares of its Qualified Capital Stock or in options, warrants or other rights to acquire such shares of Qualified Capital Stock);

              (ii) purchase, redeem or otherwise acquire or retire for value, directly or indirectly, any shares of Capital Stock of the Company or any Subsidiary or any Affiliate of the Company, or any options, warrants or other rights to acquire such shares of Capital Stock;

             (iii) make any principal payment on, or repurchase, redeem, defease or otherwise acquire or retire for value, prior to any scheduled principal payment, sinking fund payment or maturity, any Subordinated Indebtedness; or

              (iv) make any Investment (other than any Permitted Investment) in any Person

(such payments or any other actions described in (but not excluded from) clauses
(i) through (iv) are collectively referred to as "Restricted Payments"), unless at the time of, and immediately after giving effect on a pro forma basis to, the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, as determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution), (1) no Default or Event of Default shall have occurred and be continuing, (2) the Company could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in accordance with the provisions described in Section
4.3 and (3) the aggregate amount of all Restricted Payments declared or made after the Issue Date shall not exceed the sum of:

                  (A) 50% of the aggregate cumulative Consolidated Adjusted Net Income of the Company accrued on a cumulative basis during the period beginning on July 1, 1997 and ending on the last day of the Company's last fiscal quarter ending prior to the date of such proposed Restricted Payment (or, if such aggregate cumulative Consolidated Adjusted Net Income shall be a loss, minus 100% of such amount), plus

                  (B) 100% of the aggregate Net Cash Proceeds received after the Issue Date by the Company from the issuance or sale (other than to any Subsidiary) of shares of Qualified Capital Stock of the Company or warrants, options or rights to purchase such shares of Qualified Capital Stock of the Company, plus

                  (C) 100% of the aggregate Net Cash Proceeds received after the Issue Date by the Company from the issuance or sale (other than to any Subsidiary) of debt securities or

         Redeemable Capital Stock that have been converted into or exchanged for Qualified Capital Stock of the Company to the extent such securities were originally sold for cash, together with the aggregate Net Cash Proceeds received by the Company at the time of such conversion or exchange, plus

                  (D) to the extent not otherwise included in the Consolidated Adjusted Net Income of the Company, an amount equal to the net reduction in Investments (other than reductions in Permitted Investments) in any Person resulting from payments in cash of interest on Indebtedness, dividends, repayments of loans or advances, or other returns of capital, in each case to the Company or a Subsidiary after the date of the Indenture from any such Person not to exceed the amount of Investments (other than Permitted Investments) in such Persons by the Company and its Subsidiaries, plus

                  (E) $10 million, plus

                  (F) without duplication, the sum of (1) the aggregate amount returned in cash on or with respect to Investments (other than Permitted Investments) made subsequent to the Issue Date whether through interest payments, principal payments, dividends or other distributions or payments, (2) the net cash proceeds received by the Company or any Subsidiary from the disposition of all or any portion of such Investments (other than to a Subsidiary of the Company) and (3) upon redesignation of an Unrestricted Subsidiary as a Subsidiary, the fair market value of such Subsidiary; provided, however, that with respect to all Investments made in any Unrestricted Subsidiary or joint venture, the sum of clauses (1), (2) and (3) above with respect to such Investment shall not exceed the aggregate amount of all such Investments made subsequent to the Issue Date in such Unrestricted Subsidiary or joint venture.

                  (b) Notwithstanding paragraph (a) above, the Company and any Subsidiary may take the following actions so long as (with respect to clauses
(ii), (iii), (iv), (v), (vi) and (vii), below) no Default or Event of Default shall have occurred and be continuing:

               (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration the payment of such dividend would have complied with the provisions of paragraph (a) above and such payment shall be deemed to have been paid on such date of declaration for purposes of the calculation required by paragraph (a) above;

              (ii) the purchase, redemption or other acquisition or retirement for value of any shares of Capital Stock of the Company or any warrants, rights or options to acquire shares of Capital Stock, in exchange for, or out of the Net Cash Proceeds of a substantially concurrent issuance and sale (other than to a Subsidiary) of, shares of Qualified Capital Stock of the Company;

             (iii) the purchase, redemption, defeasance or other acquisition or retirement for value of any Subordinated Indebtedness or Redeemable Capital Stock in exchange for, or out of the Net Cash Proceeds of a substantially concurrent issuance and sale (other than to a Subsidiary) of, shares of Qualified Capital Stock of the Company;

              (iv) the purchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Indebtedness of the Company in exchange for, or out of the Net Cash Proceeds of a substantially concurrent incurrence or sale (other than to a Subsidiary) of, new Subordinated Indebtedness of the Company so long as (A) the principal amount of such new Indebtedness does not exceed the principal amount (or, if such Subordinated Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) of the Subordinated Indebtedness being so purchased, redeemed, defeased, acquired or retired, (B) such new Subordinated Indebtedness is subordinated to the Securities to the same extent as such Subordinated Indebtedness so purchased, redeemed, defeased, acquired or retired and (C) such new Subordinated Indebtedness does not have a scheduled principal payment earlier than the final maturity of the Securities;

               (v) the purchase, redemption or other acquisition or retirement for value of shares of Capital Stock of the Company held by any future, present or former employee or director of the Company or any Subsidiary issued pursuant to any management equity or stock option plan of the Company; provided that the aggregate consideration paid by the Company for such shares so purchased, redeemed or otherwise acquired or retired for value does not exceed $2.5 million in any fiscal year of the Company;

              (vi) the making of any Investment (other than a Permitted Investment) out of the Net Cash Proceeds of the substantially concurrent issuance and sale (other than to a Subsidiary) of Qualified Capital Stock of the Company; and

             (vii) the making of Investments in an aggregate amount not to exceed $50,000,000 in wholly-owned Unrestricted Subsidiaries to own and lease ACMI Contracted Aircraft or other flight equipment utilized in the normal course of business of the Company.

The actions described in clauses (i), (ii), (iii), (v) and (vi) of this paragraph (b) shall be Restricted Payments that shall be permitted to be taken in accordance with this paragraph (b) but shall reduce the amount that would otherwise be available for Restricted Payments under clause (3) of paragraph (a) and the actions described in clauses (iv) and (vii) of this paragraph (b) shall be Restricted Payments that shall be permitted to be taken in accordance with this paragraph and shall not reduce the amount that would otherwise be available for Restricted Payments under clause (3) of paragraph (a) above.

                  (c) In computing Consolidated Adjusted Net Income of the Company under paragraph (a) above, (1) the Company shall use audited financial statements for the portions of the relevant period for which audited financial statements are available on the date of determination and unaudited financial statements and other current financial data based on the books and records of the Company for the remaining portion of such period and (2) the Company shall be permitted to rely in good faith on the financial statements and other financial data derived from the books and records of the Company that are available on the date of determination. If the Company makes a Restricted Payment which, at the time of the making of such Restricted Payment would in the good faith determination of the Company be permitted under the require-ments of the Indenture, such Restricted Payment shall be deemed to have been made in compliance with the Indenture notwithstanding any subsequent adjustments made in good faith to the Company's financial statements affecting Consolidated Adjusted Net Income of the Company for any period.

                  SECTION 4.5. Limitation on Issuances and Sales of Capital Stock of Subsidiaries. The Company (a) will not permit any Subsidiary to issue any Capital Stock (other than to the Company or a Subsidiary) and (b) will not permit any Person (other than the Company or a Subsidiary) to own any Capital Stock of any Subsidiary; provided, however, that this covenant shall not prohibit (i) the issuance and sale of all, but not less than all, of the issued and outstanding Capital Stock of any Subsidiary owned by the Company or any Subsidiary in compliance with the other provisions of the Indenture or (ii) the ownership by directors of director's qualifying shares or the ownership by foreign nationals of Capital Stock of any Subsidiary, to the extent mandated by applicable law.

                  SECTION 4.6. Limitation on Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with, or for the benefit of, any Affiliate of the Company or any Subsidiary unless (i) such transaction or series of related transactions is between and among the Company and wholly owned Subsidiaries or (ii)(A) such transaction or series of related transactions is on terms that are no less favorable to the Company, or such Subsidiary, as the case may be, than those that could have been obtained in an arm's-length transaction with unrelated third parties; (B) the Company shall have delivered an officer's certificate to the Trustee certifying that such transaction or series of related transactions complies with clause (A); (C) if such transaction or series of related transactions involves consideration of more than $3 million the Board of Directors (including a majority of the Disinterested Directors) has approved such transaction or series of transactions or the Company has obtained a written opinion from a nationally recognized investment banking firm to the effect set forth in the preceding clause (A); and (D) if such transaction or series of related transactions involves consideration of more than $10 million the Company has obtained a written opinion from a nationally recognized investment banking firm to the effect set forth in the preceding clause (A). This covenant will not apply to (i) the payment of reasonable and customary compensation and fees to, and indemnification of, directors of the Company or any Subsidiary who are not employees of the Company or any Subsidiary or (ii) reasonable and customary salaries, bonuses and other compensation paid to employees of the Company or any Subsidiary in accordance with past practice approved by the Compensation Committee of the Company. Clauses (ii)(C) and (ii)(D) of this Section 4.6 will not apply to transactions pursuant to the Atlas Freighter Leasing Transactions.

                  SECTION 4.7. Limitation on Liens. The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind (other than Permitted Liens) on or with respect to any of its property or assets including any shares of stock or indebtedness of any Subsidiary, whether owned at the date of the Indenture or thereafter acquired, or any income, profits or proceeds therefrom, or assign or otherwise convey any right to receive income thereon.

                  SECTION 4.8. Limitation on Asset Sales and Disposition of Proceeds of Asset Sales. (a) The Company will not, and will not permit any Subsidiary to, directly or indirectly engage in any Asset Sale involving assets unless (i) the consideration received by the Company or such Subsidiary for such Asset Sale is not less than the Fair Market Value of the assets sold (as determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution) and (ii) the consideration received by the Company or the relevant Subsidiary in respect of such Asset Sale consists of at least 75% cash or Cash Equivalents.

                  (b) If the Company or any Subsidiary engages in an Asset Sale, the Company may use the Net Cash Proceeds thereof, within 12 months after such Asset Sale, to (i) repay permanently any then outstanding senior Indebtedness of the Company or Indebtedness of any Subsidiary, (ii) invest (or enter into a legally binding agreement to invest) in properties and assets to replace the properties and assets that were the subject of the Asset Sale or in properties and assets that will be used in businesses of the Company or its Subsidiaries, as the case may be, existing on the Issue Date or reasonably related thereto or involving outsourcing for the air cargo industry ("Replacement Assets"), or
(iii) a combination of repayment and investment permitted by the foregoing clauses (b)(i) and (b)(ii). If any such legally binding agreement to invest such Net Cash Proceeds is terminated, then the Company may, within 90 days of such termination or within 12 months of such Asset Sale, whichever is later, invest such Net Cash Proceeds as provided in clauses (i), (ii) (without regard to the parenthetical contained in such clause (ii)) or (iii) above. Pending the final application of any such Net Cash Proceeds, the Company or such Subsidiary may temporarily reduce Indebtedness under a revolving credit facility, if any, or otherwise invest such Net Cash Proceeds in Cash Equivalents. The amount of such Net Cash Proceeds not so used as set forth above in this paragraph (b) constitutes "Excess Proceeds."

                  (c) When the aggregate amount of Excess Proceeds exceeds $10 million, the Company shall, within 25 business days, make an offer to purchase (an "Excess Proceeds Offer") from the holders of Securities, on a pro rata basis, in accordance with the procedures set forth below, the maximum principal amount of Securities that may be purchased with the Excess Proceeds. The offer price as to each Note shall be payable in cash in an amount equal to 100% of the principal amount of such Note (as adjusted for any prepayment of principal of the Securities), plus accrued interest, if any (the "Offered Price"), to the date such Excess Proceeds Offer is consummated. To the extent that the adjusted aggregate principal amount of Securities tendered pursuant to an Excess Proceeds Offer is less than the Excess Proceeds, the Company may use such deficiency for general corporate purposes. If the aggregate principal amount of Securities validly tendered and not withdrawn by holders thereof exceeds the Excess Proceeds, Securities to be purchased will be selected on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset to zero.

                  (d) Notwithstanding the foregoing, the Company and its Subsidiaries will be permitted to consummate an Asset Sale without complying with paragraphs (a) and (b) above to the extent (i) at least 75% of the consideration for such Asset Sale constitutes Replacement Assets and/or Cash Equivalents and (ii) such Asset Sale is for Fair Market Value; provided, however, that any consideration not constituting Replacement Assets received by the Company or any Subsidiary in connection with any Asset Sale permitted to be consummated under this para-graph shall constitute Net Cash Proceeds subject to the provisions of paragraphs
(a) and (b) above.

                  (e) If the Company becomes obligated to make an Excess Proceeds Offer pursuant to clause (c) above, the Securities shall be purchased by the Company, at the option of the holder thereof, in whole or in part in integral multiples of $1,000, on a date that is not earlier than 30 days and not later than 60 days from the date the notice is given to holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act, subject to proration in the event the amount Excess Proceeds is less than the aggregate Offered Price of all Securities tendered.

                  (f) The Company will comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, in connection with an Excess Proceeds Offer and shall not be deemed in violation of this covenant by reason of any action required to be taken to effect such compliance. To the extent that the provisions of any securities laws or regulations conflict with this Section 4.8, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this
Section 4.8 by virtue thereof.

                  SECTION 4.9. Change of Control. (a) If a Change of Control shall occur at any time, then each holder of Securities shall have the right to require that the Company purchase such holder's Securities, in whole or in part in integral multiples of $1,000, at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the principal amount of such Securities, plus accrued interest, if any, to the date of purchase (the "Change of Control Purchase Date"), pursuant to the offer described in (b) below (the "Change of Control Offer") and the other procedures set forth in this Indenture.

                  (b) Within 30 days following the date upon which a Change of Control occurs, the Company shall notify the Trustee thereof and give written notice of such Change of Control to each holder of Securities by first-class mail, postage prepaid, at the address of such holder shown on the security register, which notice shall govern the terms of the Change of Control Offer; such notice shall state:

               (i) that the Change of Control Offer is being made pursuant to
         Section 4.9 of this Indenture and that all Securities validly tendered and not withdrawn will be accepted for payment;

              (ii) the purchase price and the purchase date, which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act;

             (iii) that any Securities not tendered will continue to accrue interest;

              (iv) that, unless the Company defaults in the payment of the purchase price, any Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date;

               (v) that Securityholders electing to have a Security purchased pursuant to a Change of Control Offer will be required to surrender the Security, with the form entitled "Option of Securityholder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent and Registrar for the Securities at the address specified in the notice prior to the close of business on the third Business Day prior to the Change of Control Purchase Date;

              (vi) that Securityholders will be entitled to withdraw their election if the Paying Agent receives, not later than the second Business Day prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Securityholder, the principal amount of the Securities the Securityholder delivered for purchase and a statement that such Securityholder is withdrawing his election to have such Security purchased;

             (vii) that Securityholders whose Securities are purchased only in part will be issued new Securities in a principal amount equal to the unpurchased portion of the Securities surrendered; provided, however, that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or integral multiples thereof; and

            (viii) the circumstances and relevant facts regarding such Change of Control.

                  (c) On or before the Change of Control Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the purchase price plus accrued interest, if any, of all Securities so tendered and (iii) deliver to the Trustee Securities so accepted together with an Officers, Certificate stating the Securities or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to the Securityholders of Securities so accepted payment in an amount equal to the purchase price plus accrued interest, if any, and the Trustee shall promptly authenticate and mail to such Securityholders new Securities equal in principal amount to any unpurchased portion of the Securities surrendered. Any Securities not so accepted shall be promptly mailed by the Company to the Securityholder thereof. For purposes of this Section 4.9, the Trustee shall act as the Paying Agent.

                  Any amounts remaining after the purchase of Securities pursuant to a Change of Control Offer shall be returned by the Trustee to the Company.

                  (d) The Company will comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, in connection with a Change of Control Offer and shall not be deemed in violation of this covenant by reason of any action required to be taken to effect such compliance. To the extent that the provisions of any securities laws or regulations conflict with the "Change of Control" provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations relating to such Change of Control Offer by virtue thereof.

                  SECTION 4.10. Limitation on Guarantees of Indebtedness by Subsidiaries. (a) The Company will not permit any Subsidiary, directly or indirectly, to guarantee, assume or in any other manner become liable for the payment of any Indebtedness of the Company or Indebtedness of any other Subsidiary unless (i)(A) such Subsidiary simultaneously executes and delivers a supplemental indenture to the Indenture providing for a Guarantee of payment of the Securities by such Subsidiary and
(B) with respect to any guarantee of Subordinated Indebtedness by a Subsidiary, any such guarantee shall be subordinated to such Subsidiary's Guarantee with respect to the Securities at least to the same extent as such Subordinated Indebtedness is subordinated to the Securities and (ii) such Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Subsidiary as a result of any payment by such Subsidiary under its Guarantee.

                  (b) Notwithstanding the foregoing, any Guarantee by a Subsidiary of the Securities shall provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Capital Stock of a Subsidiary owned by the Company or any Subsidiary in, or all or substantially all the assets of, such Subsidiary (which sale, exchange or transfer is not prohibited by the Indenture) or (ii) the release or discharge of the guarantee which resulted in the creation of such Guarantee (and any other guarantees that would have resulted in the creation of such a Guarantee), except a discharge or release by or as a result of payment under such guarantee.

                  SECTION 4.11. Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries. The Company will not, and will not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction of any kind on the ability of any Subsidiary to (a) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock, (b) pay any Indebtedness owed to the Company or any other Subsidiary, (c) make Investments in the Company or any other Subsidiary, (d) transfer any of its properties or assets to the Company or any other Subsidiary or (e) guarantee any Indebtedness of the Company or any other Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) any agreement in effect on the date of this Indenture, (ii) this Indenture, (iii) applicable law, (iv) customary non-assignment provisions, (x) of any lease governing a leasehold interest of the Company or any Subsidiary or (y) of Indebtedness secured by a Lien that is permitted to be incurred under the Indebtedness that relates to the property subject to such Lien, (v) any agreement or other instrument of a Person acquired by the Company or any Subsidiary in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, (vi) any restriction with respect to a Subsidiary of the Company imposed pursuant to an agreement relating to the sale of all or substantially all of the Capital Stock or assets of such Subsidiary (so long as such restriction, by its terms, terminates on the earlier of the termination of such agreement or the consummation of such agreement), and (vii) any restrictions existing under any agreement that refinances or replaces any agreement containing restrictions permitted under clause (i), (ii), (iv) or (v) or (vi), provided that the terms and conditions of such restriction are not materially less favorable to the holder of the Securities than those under or pursuant to the agreement refinanced or replaced.

                  SECTION 4.12. Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  SECTION 4.13. Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities to consummate the transactions contemplated in the section of the Offering Memorandum entitled "Use of Proceeds."

                  SECTION 4.14. Compliance Certificates. (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate signed by its principal executive officer, principal financial officer or principal accounting officer stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action each is taking or proposes to take with respect thereto).

                  (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.2 above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that the Company has violated any provisions of Article 4 or 5 or that there exists a Default or Event of Default under Article 6 of this Indenture insofar as they relate to accounting matters or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

                  (c) The Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, within 5 days of any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

                  (d) The Company shall also comply with TIA Section 314(a)(4).

                  SECTION 4.15. Maintenance of Office or Agency. (a) The Company shall maintain in the Borough of Manhattan, in the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                  (b) The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, in the City of New York for such purposes. The Company shall give prior written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  (c) The Company hereby designates the Trustee at 61 Broadway, 15th Floor, New York, New York 10006 as one such office or agency of the Company in accordance with Section 2.3.

                  SECTION 4.16. Taxes. The Company shall pay, prior to delinquency, all material taxes, assessments, and governmental levies; provided, however, that there shall not be required to be paid or discharged any such tax, assessment or charge, the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made or for which adequate reserves, to the extent required under GAAP, have been taken.

                  SECTION 4.17. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture (including, but not limited to, the payment of the principal of or interest on the Securities); and the Company (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and covenant that they shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

                  SECTION 4.18. Corporate Existence. Subject to Article V, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and the corporate existence of each Subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of each Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any Subsidiary, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Securityholders.

                                    ARTICLE V

                                Surviving Entity

                  SECTION 5.1. Limitations on Consolidations, Mergers and Sales of Assets. (a) The Company will not in a single transaction or a series of related transactions consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety to any Person or Persons, and the Company will not permit any Subsidiary to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis to any Person or Persons, unless:

               (i) either (a) the Company shall be the surviving corporation or
         (b) the Person (if other than the Company) formed by such consolidation or into which the Company or such Subsidiary is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or other disposition all or substantially all of the properties and assets of the Company or such Subsidiary, as the case may be (the "Surviving Entity"), (1) shall be a corporation organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia that is a "certificated United States air carrier" under the Aviation Act and (2) shall expressly assume, by indenture, supplemental to the Indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, the Company's obligation for the due and punctual payment of the principal of (or premium, if any, on) and interest on the Securities and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed;

              (ii) immediately before and after giving effect to such transaction or series of transactions on a pro forma basis and treating any obligation of the Company or a Subsidiary in connection with or as a result of such transaction as having been incurred at the time of such transaction, no Default or Event of Default shall have occurred and be continuing;

             (iii) immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (on the assumption that the transaction or series of transactions occurred on the first day of the four-quarter period immediately prior to the consummation of such transaction or series of transactions with the appropriate adjustments with respect to the transaction or series of transactions being included in such pro forma calculation), the Company (or the Surviving Entity if the Company is not the continuing obligor under the Indenture) could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the provisions of Section 4.3;

              (iv) if any of the property or assets of the Company or any of its Subsidiaries would thereupon become subject to any Lien, the provisions of Section 4.7 hereof are complied with; and

               (v) the Company or the Surviving Entity shall have delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, an officer's certificate and an opinion of counsel, each stating that such consolidation, merger, conveyance, transfer or lease, and if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with the terms of this Indenture and that all conditions precedent therein provided for relating to such transaction have been complied with.

                  (b) Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company in accordance with the immediately preceding paragraph in which the Company is not the continuing obligor under this Indenture, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company therein. When a successor assumes all the obligations of its predecessor under this Indenture or the Securities, the predecessor shall be released from those obligations; provided that in the case of a transfer by lease, the predecessor shall not be released from the payment of principal and interest on the Securities.


                                   ARTICLE VI

                              Defaults and Remedies

                  SECTION 6.1. Events of Default. An "Event of Default" will occur under this Indenture if:

               (i) there shall be a default in the payment of any interest on the Securities when it becomes due and payable, and continuance of such default for a period of 30 days;

              (ii) there shall be a default in the payment of the principal of (or premium, if any, on) the Securities at their Maturity;

             (iii) (A) there shall be a default in the performance, or breach, of any covenant or agreement of the Company contained in this Indenture (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in the immediately preceding clauses (i) or (ii), or in clauses (B), (C) and (D) of this clause
         (iii)) and continuance of such default or breach for a period of 30 days after written notice shall have been given to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities then outstanding;
         (B) there shall be a default in the performance, or breach, of the provisions of Section 4.8; (C) there shall be a default in the performance or breach of the provisions of Section 5.1 hereof; or (D) the Company shall have failed to make or consummate a Change of Control Offer in accordance with the provisions of Section 4.9 hereof;

              (iv) (A) there shall have occurred one or more defaults in the payment of principal of (or premium, if any, on) Indebtedness of the Company or any Subsidiary aggregating $10 million or more, when the same becomes due and payable at the stated maturity thereof, and such default or defaults shall have continued after any applicable grace period and shall not have been cured or waived or (B) Indebtedness of the Company or any Subsidiary aggregating $10 million or more shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment), prior to the stated maturity thereof;

               (v) one or more final judgments or orders rendered against the Company or any Subsidiary which require the payment of money, either individually or in an aggregate amount, in excess of $10 million and either (A) an enforcement proceeding shall have been commenced by any creditor upon such judgment or order or (B) there shall have been a period of 30 days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, was not in effect; or

              (vi) the Company or a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                           (A) commences a voluntary case;

                           (B) consents to the entry of an order for relief
                  against in an involuntary case;

                           (C) consents to the appointment of a Custodian of it
                  or for any substantial part of its property;

                           (D) makes a general assignment for the benefit of its
                  creditors;

                           (E) consents to or acquiesces in the institution of a
                  bankruptcy or an insolvency proceeding against it; or

                           (F) takes any corporate action to authorize or effect
                  any of the foregoing;

                           or takes any comparable action under any foreign laws
                  relating to insolvency;

             (vii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Company or any
                  Significant Subsidiary in an involuntary case;

                           (B) appoints a Custodian of the Company or any
                  Significant Subsidiary or for any substantial part of the property of the Company or any of its Significant Subsidiaries; or

                           (C) orders the winding up or liquidation of the
                  Company or any Significant Subsidiary;

         or any similar relief is granted under any foreign laws and in each case the order, decree or relief remains unstayed and in effect for 60 days;

                  The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

                  The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

                  SECTION 6.2. Acceleration. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding Securities by notice to the Company may declare the principal of and accrued and unpaid interest, if any, on all the Securities to be due and payable. Upon such declaration, such principal and accrued and unpaid interest shall be due and payable immediately. If an Event of Default specified in
Section 6.1(vi) or (vii) occurs and is continuing, the principal of and accrued and unpaid interest on all the Securities will become and be immediately due and payable without any declaration or other act on the part of the Trustee or any holders. The Holders of a majority in principal amount of the Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereto.

                  SECTION 6.3. Other Remedies. If an Event of Default occurs and is continuing, the Trustee and the Securityholders may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default.

                  No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

                  SECTION 6.4. Waiver of Past Defaults. The Holders of a majority in principal amount of the outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences except (i) a Default or Event of Default in the payment of the principal of, premium, if any, or interest on a Security or (ii) a Default or Event of Default in respect of a provision that under Section 9.2 cannot be amended without the consent of each Securityholder affected. When a Default or Event of Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

                  SECTION 6.5. Control by Majority. Subject to Section 2.9, the Holders of a majority in principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.1, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

                  SECTION 6.6. Limitation on Suits. A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

                  (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

                  (2) the Holders of at least 25% in outstanding principal amount of the Securities make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

                  (5) the Holders of a majority in outstanding principal amount of the Securities do not give the Trustee a direction that, in the opinion of the Trustee, is inconsistent with the request during such 60-day period.

                  A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

                  SECTION 6.7. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  SECTION 6.8. Collection Suit by Trustee. If an Event of Default specified in Section 6.1(i) or (ii) or an acceleration pursuant to
Section 6.2 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor of the Securities for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.7.

                  SECTION 6.9. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its Subsidiaries or their respective creditors or properties and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.7.

                  SECTION 6.10. Priorities. If the Trustee collects any money or property pursuant to this Article VI, it shall pay out the money or property in the following order:

                  FIRST: to the Trustee for amounts due under Section 7.7;

                  SECOND: if the Securityholders are forced to proceed against the Company directly without the Trustee, to the Securityholders for their collection costs;

                  THIRD: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

                  FOURTH: to the Company.

                  The Trustee, upon prior notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this
Section 6.10. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

                  SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 or a suit by Holders of more than 10% in outstanding principal amount of the Securities.


                                   ARTICLE VII

                                     Trustee

                  SECTION 7.1. Duties of Trustee. (a) If a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this

Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

                  (b) Except during the continuance of a Default or an Event of
         Default:

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture or the TIA and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                  (1) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                  (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

                  (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

                  SECTION 7.2. Rights of Trustee. Subject to TIA Section 315(a) through (d):

                  (a) The Trustee may rely and shall be protected in acting or refraining from acting on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel which shall conform to Section 10.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute wilful misconduct or negligence.

                  (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders, unless such Securityholders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the losses, expenses and liabilities that might be incurred by it in compliance with such request or direction.

                  (g) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it good faith in accordance with the direction of the Securityholders of a majority in aggregate principal amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or involving the exercise of any right, duty, trust or power conferred upon the Trustee under the TIA or this Indenture.

                  SECTION 7.3. Individual Rights of Trustee. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may make loans to, accept deposits from, perform services for and otherwise deal with the Company, or their Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

                  SECTION 7.4. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

                  SECTION 7.5. Notice of Defaults. If a Default or Event of Default occurs and is continuing and if a Trust Officer has knowledge thereof, the Trustee shall mail to each Securityholder in the manner and to the extent provided in TIA Section 313(a) notice of the Default or Event of Default within 5 days after it occurs, unless such Default or Event of Default has been cured. Except in the case of a Default or Event of Default in payment of principal, premium, if any, or interest on any Security (including payments pursuant to the optional redemption or required repurchase provisions of such Security, if any), the Trustee may withhold the notice if and so long as its board of directors, the executive committee of its board of directors or a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

                  SECTION 7.6. Reports by Trustee to Holders. As promptly as practicable and within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and in any event prior to July 15 in each year, the Trustee shall mail to each Securityholder, if required by TIA Section 313(a) a brief report dated as of such May 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b), (c) and (d).

                  A copy of each report at the time of its mailing to Securityholders shall be filed with the Commission if required by law and each stock exchange (if any) on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

                  SECTION 7.7. Compensation and Indemnity. The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses and advances incurred or made by it, including but not limited to costs of collection, costs of preparing and reviewing reports, certificates and other documents, costs of preparation and mailing of notices to Securityholders and reasonable costs of counsel retained by the Trustee in connection with the delivery of an Opinion of Counsel or otherwise, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company shall indemnify the Trustee for, and hold it harmless against, any and all loss, liability or expense (including reasonable attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and under the Securities, including the costs and expenses of enforcing this Indenture and the Securities (including this Section 7.7) and of defending itself against any claims or liabilities (whether asserted by any Securityholder, the Company or otherwise) and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under this Indenture. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith.

                  To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Securities. The Trustee's right to receive payment of any amounts due under this Section 7.7 shall not be subordinate to any other liability or indebtedness of the Company.

                  The Company's payment obligations pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(7) or (8) with respect to the Company, the expenses are intended to constitute expenses of administration under any Bankruptcy Law.

                  SECTION 7.8. Replacement of Trustee. The Trustee may resign at any time by so notifying the Company in writing at least 30 days in advance of such resignation. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee. The Company shall remove the Trustee if:

                  (1) the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged bankrupt or insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee otherwise becomes incapable of acting.

                  If the Trustee resigns or is removed by the Company or by the Holders of a majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

                  If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

                  SECTION 7.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture, any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

                  SECTION 7.10. Eligibility; Disqualification. The Indenture shall at all times have a Trustee that satisfies the requirements of TIA Section 310(a). The Trustee shall have a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

                  SECTION 7.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.


                                  ARTICLE VIII

                       Discharge of Indenture; Defeasance

                  SECTION 8.1. Discharge of Liability on Securities; Defeasance.
(a) When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.7) for cancellation or
(ii) all outstanding Securities have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article 3 hereof and the Company irrevocably deposits with the Trustee funds sufficient to pay at maturity or upon redemption all outstanding Securities (other than Securities replaced pursuant to

Section 2.7), including interest thereon to maturity or such redemption date, and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.1(e) and Section 8.6, cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company (accompanied by an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with) and at the cost and expense of the Company.

                  (b) Defeasance and Discharge. Upon the Company's exercise under Section 8.1(a) of the option applicable to this Section 8.1(b), the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities on the date the conditions set forth in Section 8.2 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities, except for the following which shall survive until otherwise terminated or discharged hereunder:

                  (i) the rights of holders of outstanding Securities to receive payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due;

                  (ii) the Company's obligations to issue temporary Securities, register the transfer or exchange of any Securities, replace mutilated, destroyed, lost or stolen Securities, maintain an office or agency for payments in respect of the Securities and segregate and hold such payments in trust;

                  (iii) the rights, powers, trusts, duties and immunities of the Trustee;

                  (iv) the defeasance provisions of this Article; and

                  (v) subject to compliance with this Article, the Company may exercise its option under this Section 8.1(b) notwithstanding the prior exercise of its options under Section 8.1(c) with respect to the Securities.

                  (c) Covenant Defeasance. Upon the Company's exercise under
Section 8.1(a) of the option applicable to this Section 8.1(c), the Company shall be released from its obligations with respect to any covenant contained in Sections 4.2(b), 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.13 and 4.16
and Sections 5.1(iii), 5.1(iv) and 5.1(v) with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For these purposes, such covenant defeasance means that, with respect to the outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other docu-ment and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby, and any omission to comply with such obligations shall not constitute a Default or an Event of Default with respect to the Securities.

                  (d) Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

                  (e) Notwithstanding the provisions of Sections 8.1(b) and (c), the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 7.7, 8.1(e), 8.4,
8.5 and 8.6 shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 7.7, 8.4, 8.5 and 8.6 shall survive.

                  SECTION 8.2. Conditions to Defeasance. In order for the Company to exercise its legal defeasance option or its covenant defeasance option:

               (i) the Company must irrevocably deposit or cause to be deposited with the Trustee, in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities, money in an amount, or U.S. Government Obligations which through the scheduled payment of principal and interest thereon will provide money in an amount, or a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay and discharge the principal of (and premium, if any, on) and interest on the outstanding Securities at maturity (or upon redemption, if applicable) of such principal, premium or installment of interest;

              (ii) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as an event of bankruptcy under Section 6.1(vi) or (vii) above is concerned, at any time during the period ending on the 91st day after the date of such deposit;

             (iii) such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under this Indenture or any material agreement or instrument to which the Company is a party or by which it is bound;

              (iv) in the case of defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel stating that the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or since the date hereof, there has been a change in applicable federal income tax law, in either case to the effect, and based thereon such opinion shall confirm that, the holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

               (v) in the case of covenant defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the holders of the Securities outstanding will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

              (vi) in the case of defeasance or covenant defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that after the 91st day following the deposit or after the date such opinion is delivered, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

             (vii) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Securities over the other creditors of the Company with the intent of hindering, delaying or defrauding creditors of the Company; and

            (viii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance or the covenant defeasance, as the case may be, have been complied with.

                  SECTION 8.3. Application of Trust Money. Subject to Section 8.6, the Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article VIII. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture and the Securities to the payment of principal of and interest on the Securities. Money and securities so held in trust are not subject to Article X.

                  SECTION 8.4. Repayment to Company. Subject to Sections 7.7,
8.1 and 8.2, the Trustee and the Paying Agent shall promptly turn over to the Company upon request set forth in an Officers' Certificate any excess money or securities held by them upon payment of all the obligations under this Indenture and thereupon shall be relieved from all liability with respect to such money.

                  Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal of or interest on the Securities that remains unclaimed for two years; provided, however, that the Company shall have either caused notice of such payment to be mailed to each Securityholder entitled thereto no less than 30 days prior to such repayment or within such period shall have published such notice in a financial newspaper of widespread circulation published in the City of New York and, thereafter, Securityholders entitled to the money must look to the Company for payment as general creditors and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                  SECTION 8.5. Indemnity for U.S. Government Obligations. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

                  SECTION 8.6. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this
Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article VIII; provided, however, that, if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                   ARTICLE IX

                                   Amendments

                  SECTION 9.1. Without Consent of Holders. (a) The Company and the Trustee may amend this Indenture or the Securities without notice to or consent of any Securityholder:

                  (1) to cure any ambiguity, omission, defect or inconsistency; provided, that such amendment or supplement does not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect the rights of any Securityholder in any material respect;

                  (2) to comply with Article V;

                  (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of
         Section 163(f) of the Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code;

                  (4) to secure the Securities;

                  (5) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

                  (6) to comply with any requirements of the SEC in connection with qualifying this Indenture under the TIA;

                  (7) to make any change that does not adversely affect the rights of any Securityholder;

                  (i) to surrender any right or power conferred upon the Company;

                  (ii) to provide for a replacement Trustee under Section 7.8 hereof; or

                  (iii) to provide for the issuance of the Exchange Securities, which will have terms substantially identical in all material respects to the Initial Securities (except that the transfer restrictions contained in the Initial Securities will be modified or eliminated, as appropriate), and which will be treated, together with any outstanding Initial Securities, as a single issue of securities;

provided that the Company has delivered to the Trustee an Opinion of Counsel stating that any such amendment or supplement complies with the provisions of this Section 9.1.

                  (b) Upon the request of the Company accompanied by a Board Resolution of its Board of Directors authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 9.6, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such supplemental indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

                  (c) After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. However, the failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

                  SECTION 9.2. With Consent of Holders. (a) The Company and the Trustee may amend this Indenture or the Securities with the consent of the Holders of at least a majority in outstanding principal amount of the Securities (including consents obtained in connection with a tender offer or exchange offer for the Securities) and any existing Default and its consequences (including, without limitation, an acceleration of the Securities) or compliance with any provision of this Indenture or the Securities may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for the Securities). Furthermore, subject to Sections 6.4 and 6.7, the Holders of a majority in aggregate principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Securities) may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities. However, without the consent of each Holder of a Security then outstanding, an amendment may not:

                  (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

                  (2) reduce the rate of or extend the time for payment of interest on any Security;

                  (3) reduce the principal of or extend the Stated Maturity of any Security;

                  (4) reduce the premium payable upon the redemption or repurchase of any Security or change the time at which any Security may or shall be redeemed or repurchased in accordance with this Indenture;

                  (5) make any Security payable in money other than that stated in the Security;

                  (6) modify or affect in any manner adverse to the Holders, the terms and conditions of the obligation of the Company for the due and punctual payment of the principal of or interest on Securities or to institute suit for the enforcement of any payment on or with respect to the Securities;

                  (7) waive a Default or Event of Default in the payment of principal of, premium, if any, or interest on, or redemption payment with respect to, any Security (excluding any principal or interest due solely as a result of the occurrence of a declaration of an Event of Default);

                  (8) make any change in Section 6.4 or 6.7 or the third sentence of this Section;

                  (9) amend, change or modify in any material respect the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or make and consummate an offer with respect to any Asset Sale that has been consummated or modify any of the provisions or definitions with respect thereto;

                  (10) modify or change any provision of the Indenture or the related definitions affecting the ranking of the Securities in a manner which adversely affects the Holders; or

                  (11) make any change in the amendment provisions which require each holder's consent or in the waiver provisions.

                  (b) Upon the request of the Company accompanied by a Board Resolution of its respective Board of Directors authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Securityholders as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.6, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  (c) It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

                  (d) After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

                  SECTION 9.3. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

                  SECTION 9.4. Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall become valid or effective more than 120 days after such record date.

                  SECTION 9.5. Notation on or Exchange of Securities. If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

                  SECTION 9.6. Trustee to Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.


                                    ARTICLE X

                                  Miscellaneous

                  SECTION 10.1. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the provision required by the TIA shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

                  SECTION 10.2. Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

                  if to the Company:

                           Atlas Air, Inc.
                           538 Commons Drive
                           Golden, Colorado  80401
                           Attention:  Chief Financial Officer

                  if to the Trustee:

                           State Street Bank and Trust Company
                           Goodwin Square
                           225 Asylum Street
                           Hartford, Connecticut  06103
                           Attention:  Corporate Trust Department

                  The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

                  All notices and communications (other than those sent to Securityholders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed.

                  Any notice or communication to a Securityholder shall be mailed by first class mail, postage prepaid, to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

                  If a notice or communication is mailed to any Person in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

                  If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

                  SECTION 10.3. Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

                  SECTION 10.4. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.5) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.5) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  SECTION 10.5. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                  (1) a statement that the individual making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with and such other opinions as the Trustee may reasonably request.

                  SECTION 10.6. When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

                  SECTION 10.7. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

                  SECTION 10.8. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York, or the State in which the Corporate Trust Office is located. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

                  SECTION 10.9. Governing Law. This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

                  SECTION 10.10. No Recourse Against Others. A past, present or future director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

                  SECTION 10.11. Successors. All agreements of the Company in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

                  SECTION 10.12. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

                  SECTION 10.13. Variable Provisions. The Company initially appoints the Trustee as Paying Agent and Registrar and custodian with respect to any Global Securities.

                  SECTION 10.14. Qualification of Indenture. The Company shall qualify this Indenture under the TIA in accordance with the terms and conditions of the Registration Rights Agreement and shall pay all reasonable costs and expenses (including attorneys' fees for the Company, the Trustee and the Holders) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of the Indenture and the Securities and printing this Indenture and the Securities. The Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the TIA.

                  SECTION 10.15. Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                  SECTION 10.16. Severability. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the fullest extent permitted by law.

                  SECTION 10.17. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                  IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                            ATLAS AIR, INC.


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:



                                            STATE STREET BANK AND TRUST COMPANY,
                                              as Trustee


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT A

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE

                                                                       Exhibit A
                                                                          Page 2

         TRANSACTION" "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY ANY SUCH NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY OR ANY SUCH NOMINEE, TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       Exhibit A
                                                                          Page 3

         CUSIP No:_____

                               (Front of Security)

No.___                                                              $___________

                                 ATLAS AIR, INC.

                          9 3/8% Senior Notes due 2006

                  ATLAS AIR, INC., a Delaware corporation, for value received, promises to pay to Cede & Co., as nominee of the Depository Trust Company, or its registered assigns, the principal sum of $____________ on November 15, 2006.

                  Interest Payment Dates: May 15, and November 15, commencing May 15, 1999.

                  Record Dates: __________ and __________ (whether or not a Business Day).

                  Additional provisions of this Security are set forth on the other side of this Security.

                                            Dated:

                                            ATLAS AIR, INC.


                                            By:_______________________________
                                               Name
                                               Title:


                                            By:________________________________
                                               Name:
                                               Title:

(Trustee's Certificate of Authentication)

This is one of the Securities referred to in the within-mentioned Indenture

STATE STREET BANK AND TRUST COMPANY, as Trustee


By:______________________________
     Authorized Officer

                                                                       Exhibit A
                                                                          Page 4

                              (Reverse of Security)

                                 ATLAS AIR, INC.

                           9 3/8% SENIOR NOTE DUE 2006

                  Capitalized terms used herein have the meanings assigned to them in the Indenture (as defined below) unless otherwise indicated.

                  1. Interest. Atlas Air, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate and in the manner specified below. The Company shall pay, in cash, interest on the principal amount of this Security at the rate per annum of 9 3/8%. The Company will pay interest semiannually in arrears on May 15 and November 15 of each year (each an "Interest Payment Date"), commencing May 15, 1999, or if any such day is not a Business Day on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Securities. To the extent lawful, the Company shall pay interest on overdue principal at the rate of 2% per annum in excess of the then applicable interest rate on the Securities; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful.

                  2. Method of Payment. The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the Record Date immediately preceding the Interest Payment Date, even if such Securities are cancelled after such Record Date and on or before such Interest Payment Date. Securityholders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal, premium, if any, and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Securityholder at the Securityholder's registered address.

                  3. Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without prior notice to any Securityholder. The Company may act in any such capacity.

                  4. Indenture. The Company issued the Securities under an Indenture, dated as of November 18, 1998 (the "Indenture"), among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA") as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Securities. The Securities include the Initial Securities and the Exchange Securities issued in exchange for the

                                                                       Exhibit A
                                                                          Page 5

Initial Securities pursuant to the Indenture. The Initial Securities and the Exchange Securities are treated as a single class of securities under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the TIA, as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Securityholders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are unsecured senior obligations of the Company limited to $150,000,000 in aggregate principal amount.

                  5. (a) Optional Redemption. Except as set forth below, the Securities will not be redeemable at the option of the Company prior to November 15, 2002. On and after such date, the Securities will be redeemable, at the Company's option, in whole or in part, at any time upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each holder's registered address, at the following redemption prices (expressed in percentages of principal amount), if redeemed during the 12-month period commencing on November 15 of the years set forth below, plus accrued and unpaid interest to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date):

                                                                                     Redemption
                  Year                                                                  Price
                  ----                                                                  -----
                  2002..............................................................  104.688%
                  2003..............................................................  103.125%
                  2004..............................................................  101.563%
                  2005 and thereafter...............................................  100.000%

                  (b) Optional Redemption upon Public Offerings. In addition, at any time on or prior to November 15, 2001, the Company, at its option, may redeem up to 35% of the aggregate principal amount of the Securities originally issued with the net cash proceeds of one or more Public Equity Offerings at a redemption price equal to 109 3/8% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of redemption; provided, however, that after any such redemption the aggregate principal amount of the Securities outstanding must equal at least 65% of the aggregate principal amount of the Securities originally issued. In order to effect the foregoing redemption with the proceeds of any Public Equity Offering, the Company shall make such redemption not more than 60 days after the consummation of any such Public Equity Offering.

                  As used in the preceding paragraph, "Public Equity Offering" means an underwritten primary public offering of Qualified Capital Stock of the Company pursuant to a registration statement filed with the Commission in accordance with the Securities Act.

                  6. Mandatory Redemption. The Securities are not subject to mandatory redemption or sinking fund payments.

                                                                       Exhibit A
                                                                          Page 6

                  7. Repurchase at Option of Securityholder. Sections 4.8 and
4.9 of the Indenture provide that, after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control (as defined in the Indenture), and subject to the further limitations contained therein, the Company will make an offer to purchase certain amounts of the Securities in accordance with procedures set forth in the Indenture.

                  8. Selection and Notice of Redemption. In the case of any partial redemption, selection of the Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which such Securities are listed, or if such Securities are not then listed on a national securities exchange, on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion shall deem to be fair and appropriate; provided, however, that if a partial redemption is made with the proceeds of a Public Equity Offering, selection of the Securities or portion thereof for redemption shall be made by the Trustee only on a pro rata basis, unless such method is otherwise prohibited. Securities may be redeemed in part in multiples of $1,000 principal amount only. Notice of redemption will be sent, by first class mail, postage prepaid, at least 30 but not more than 60 days (unless a shorter period is acceptable to the Trustee) prior to the date fixed for redemption to each holder whose Securities are to be redeemed at the last address for such holder then shown on the registry books. If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion thereof will be issued in the name of the holder thereof upon cancellation of the original Security. On and after any redemption date, interest will cease to accrue on the Securities or part thereof called for redemption as long as the Company has deposited with the Paying Agent funds in satisfaction of the redemption price pursuant to the Indenture.

                  9. Registration Rights. Pursuant to the Registration Rights Agreement, and subject to certain terms and conditions stated therein, the Company will be obligated to consummate an Exchange Offer pursuant to which the Holders of the Initial Securities shall have the right to exchange this Security for Exchange Securities, which have been registered under the Securities Act, in like principal amount and having terms identical in all material respect to the Initial Security. In certain circumstances, and subject to certain terms and conditions, Holders of the Initial Securities shall have the right to receive liquidated damages if the Company shall have failed to fulfill its obligations under the Registration Rights Agreement.

                  10. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Securityholder among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities during a period beginning at the opening of business on a Business Day 15 days before the day of any selection of Securities to be redeemed and ending at the close of business on

                                                                       Exhibit A
                                                                          Page 7

the day of selection or during the period between a Record Date and the corresponding Interest Payment Date.

                  11. Persons Deemed Owners. Prior to due presentment to the Trustee for registration of the transfer of this Security, the Trustee, any Agent and the Company may deem and treat the Person in whose name this Security is registered as its absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Security and for all other purposes whatsoever, whether or not this Security is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered Securityholder shall be treated as its owner for all purposes.

                  12. Amendments and Waivers. Subject to certain exceptions provided in the Indenture, the Indenture or the Securities may be amended with the written consent of the Holders of a majority in principal amount of the then outstanding Securities, and any existing Default or Event of Default (except a payment default) may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended to, among other things, cure any ambiguity, defect or inconsistency, to comply with the requirements of the Commission in order to effect or maintain qualification of the Indenture under the TIA or to make any change that does not adversely affect in any material respect the rights of any Securityholder.

                  13. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding Securities by notice to the Company may declare the principal of and accrued and unpaid interest, if any, on all the Securities to be due and payable. Upon such a declaration, such principal and accrued and unpaid interest shall be due and payable immediately, if an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company occurs and is continuing, the principal of and accrued and unpaid interest on all the Securities will become and be immediately due and payable without any declaration or other act on the part of the Trustee or any holders. Under certain circumstances, the holders of a majority in principal amount of the outstanding Securities may rescind any such acceleration with respect to the Securities and its consequences.

                  14. Trustee Dealings with the Company. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or any Affiliate of the Company and may otherwise deal with the Company and their respective Affiliates as if it were not Trustee.

                  15. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, pay dividends or make certain other restricted payments, consummate certain asset sales, enter into certain transactions with affiliates, incur liens, create restrictions on the ability of a subsidiary to pay dividends or make certain payments, sell or issue preferred stock of subsidiaries to third parties, merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the assets of the Company. Such limitations are

                                                                       Exhibit A
                                                                          Page 8

subject to a number of important qualifications and exceptions provided for in the Indenture. The Company must annually report to the Trustee on compliance with such limitations.

                  16. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

                  17. Defeasance. Subject to certain conditions provided for in the Indenture, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal, premium (if any) and interest on the Securities to redemption or maturity, as the case may be.

                  18. Governing Law. The Laws of the State of New York shall govern this Security and the Indenture, without regard to principles of conflict of laws.

                  19. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                  20. Successors. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessors under the Securities and the Indenture, the predecessor will be released from those obligations.

                  21. No Recourse Against Others. No stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Securityholder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

                  22. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  23. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                                                                       Exhibit A
                                                                          Page 9

                  The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture. Request may be made to:

                           Atlas Air, Inc.
                           538 Commons Drive
                           Golden, Colorado  80401
                           Attention:  Chief Financial Officer

                                                                       Exhibit A
                                                                         Page 10

                                 ASSIGNMENT FORM

                  To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to


--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint                                   agent to transfer this
                       ----------------------------------
Security on the books of the Company. The agent may substitute another to act for him.



Date:
     -------------------

                                       Your Signature:
                                                      -------------------------
                                       (Sign exactly as your name appears on the face of this Security)

Signature Guarantee:



-------------------------------
(Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements will include membership participation in the Securities
Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                                                       Exhibit A
                                                                         Page 11

OPTION OF SECURITYHOLDER TO ELECT PURCHASE

                  If you want to elect to have all or any part of this Security purchased by the Company pursuant to Section 4.8 or Section 4.9 of the Indenture check the appropriate box:

                          / / Section 4.8     / / Section 4.9

                  If you want to have only part of the Security purchased by the Company pursuant to Section 4.8 or Section 4.9 of the Indenture, state the amount you elect to have purchased:

$
 -----------------------

Date:
     -------------------

                                       Your Signature:
                                                      -------------------------
                                       (Sign exactly as your name appears on the face of this Security)

Signature Guarantee:



--------------------------
(Signatures must be guaranteed by an
"eligible guarantor institution" meeting the requirements of the Registrar, which requirements will include membership participation in the Securities Transfer
Agents Medallion Program ("STAMP") or
such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                                                     EXHIBIT A-2

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                                                     Exhibit A-2
                                                                          Page 2

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY ANY SUCH NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY OR ANY SUCH NOMINEE, TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THE INDENTURE), AND NO TRANSFER OR EXCHANGE OF THIS SECURITY MAY BE MADE FOR AN INTEREST IN A PHYSICAL SECURITY UNTIL AFTER THE LATER OF THE DATE OF EXPIRATION OF THE RESTRICTED PERIOD AND THE DATE ON WHICH THE PROPER REQUIRED CERTIFICATION RELATING TO SUCH INTEREST HAS BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, TO THE EFFECT THAT THE BENEFICIAL OWNER OR OWNERS OF SUCH INTEREST ARE NOT U.S. PERSONS.

                                                                       EXHIBIT B

         THIS SECURITY MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THE INDENTURE), AND NO TRANSFER OR EXCHANGE OF THIS SECURITY MAY BE MADE FOR AN INTEREST IN A PHYSICAL SECURITY UNTIL AFTER THE LATER OF THE DATE OF EXPIRATION OF THE RESTRICTED PERIOD AND THE DATE ON WHICH THE PROPER REQUIRED CERTIFICATION RELATING TO SUCH INTEREST HAS BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, TO THE EFFECT THAT THE BENEFICIAL OWNER OR OWNERS OF SUCH INTEREST ARE NOT U.S. PERSONS.

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY ANY SUCH NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.17 OF THE INDENTURE.

                                                                       Exhibit B
                                                                          Page 2

                                                                       CUSIP No:

                               (Front of Security)

No. ___                                                             $___________

                                 ATLAS AIR, INC.

                          9 3/8% Senior Notes due 2006

                  ATLAS AIR, INC., a Delaware corporation, for value received, promises to pay to Cede & Co., as nominee of the Depository Trust Company, or its registered assigns, the principal sum of $_____________ on November 15, 2006.

                  Interest Payment Dates: May 15 and November 15, commencing May 15, 1999.

                  Record Dates: __________ and __________ (whether or not a Business Day).

                  Additional provisions of this Security are set forth on the other side of this Security.

Dated:

ATLAS AIR, INC.


By:_______________________________
     Name:
     Title:


By:_______________________________
     Name:
     Title:


(Trustee's Certificate of Authentication)

This is one of the Securities referred to in the within-mentioned Indenture

STATE STREET BANK AND TRUST COMPANY, as Trustee


By:_______________________________
    Authorized Officer

                                                                       Exhibit B
                                                                          Page 3

                              (Reverse of Security)

                                 ATLAS AIR, INC.

                           9 3/8% SENIOR NOTE DUE 2006

                  Capitalized terms used herein have the meanings assigned to them in the Indenture (as defined below) unless otherwise indicated.

                  1. Interest. Atlas Air, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate and in the manner specified below. The Company shall pay, in cash, interest on the principal amount of this Security at the rate per annum of 9 3/8%. The Company will pay interest semiannually in arrears on May 15 and November 15 of each year (each an "Interest Payment Date"), commencing May 15, 1999, or if any such day is not a Business Day on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Securities. To the extent lawful, the Company shall pay interest on overdue principal at the rate of 2% per annum in excess of the then applicable interest rate on the Securities; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful.

                  2. Method of Payment. The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the Record Date immediately preceding the Interest Payment Date, even if such Securities are cancelled after such Record Date and on or before such Interest Payment Date. Securityholders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal, premium, if any, and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Securityholder at the Securityholder's registered address.

                  3. Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without prior notice to any Securityholder. The Company may act in any such capacity.

                  4. Indenture. The Company issued the Securities under an Indenture, dated as of November 18, 1998 (the "Indenture"), among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the TIA as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Securities. The Securities include the Initial Securities and the Exchange Securities issued in exchange for the Initial Securities pursuant to the Indenture. The Initial Securities and the Exchange Securities are treated as a single class of securities under the Indenture. Capitalized

                                                                       Exhibit B
                                                                          Page 4

terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Securityholders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are unsecured senior obligations of the Company limited to $150,000,000 in aggregate principal amount.

                  5. (a) Optional Redemption. Except as set forth below, the Securities will not be redeemable at the option of the Company prior to November 15, 2002. On and after such date, the Securities will be redeemable, at the Company's option, in whole or in part, at any time upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each holder's registered address, at the following redemption prices (expressed in percentages of principal amount), if redeemed during the 12-month period commencing on November 15 of the years set forth below, plus accrued and unpaid interest to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date):

                                                                                        Redemption
                  Year                                                                     Price
                  ----                                                                     -----
                  2002..............................................................     104.688%
                  2003..............................................................     103.125%
                  2004..............................................................     101.563%
                  2005 and thereafter...............................................     100.000%

                  (b) Optional Redemption Upon Public Offerings. In addition, at any time on or prior to November 15, 2001, the Company, at its option, may redeem up to 35% of the aggregate principal amount of the Securities originally issued with the net cash proceeds of one or more Public Equity Offerings at a redemption price equal to 109 3/8% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of redemption; provided, however, that after any such redemption the aggregate principal amount of the Securities outstanding must equal at least 65% of the aggregate principal amount of the Securities originally issued. In order to effect the foregoing redemption with the proceeds of any Public Equity Offering, the Company shall make such redemption not more than 60 days after the consummation of any such Public Equity Offering.

                  As used in the preceding paragraph, "Public Equity Offering" means an underwritten primary public offering of Qualified Capital Stock of the Company pursuant to a registration statement filed with the Commission in accordance with the Securities Act.

                  6. Mandatory Redemption. The Securities are not subject to mandatory redemption or sinking fund payments.

                  7. Repurchase at Option of Securityholder. Sections 4.8 and
4.9 of the Indenture provide that, after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a

                                                                       Exhibit B
                                                                          Page 5

Change of Control (as defined in the Indenture), and subject to the further limitations contained therein, the Company will make an offer to purchase certain amounts of the Securities in accordance with procedures set forth in the Indenture.

                  8. Selection and Notice of Redemption. In the case of any partial redemption, selection of the Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which such Securities are listed, or if such Securities are not then listed on a national securities exchange, on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion shall deem to be fair and appropriate; provided, however, that if a partial redemption is made with the proceeds of a Public Equity Offering, selection of the Securities or portion thereof for redemption shall be made by the Trustee only on a pro rata basis, unless such method is otherwise prohibited. Securities may be redeemed in part in multiples of $1,000 principal amount only. Notice of redemption will be sent, by first class mail, postage prepaid, at least 30 but not more than 60 days (unless a shorter period is acceptable to the Trustee) prior to the date fixed for redemption to each holder whose Securities are to be redeemed at the last address for such holder then shown on the registry books. If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion thereof will be issued in the name of the holder thereof upon cancellation of the original Security. On and after any redemption date, interest will cease to accrue on the Securities or part thereof called for redemption as long as the Company has deposited with the Paying Agent funds in satisfaction of the redemption price pursuant to the Indenture.

                  9. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Securityholder among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities during a period beginning at the opening of business on a Business Day 15 days before the day of any selection of Securities to be redeemed and ending at the close of business on the day of selection or during the period between a Record Date and the corresponding Interest Payment Date.

                  10. Persons Deemed Owners. Prior to due presentment to the Trustee for registration of the transfer of this Security, the Trustee, any Agent and the Company may deem and treat the Person in whose name this Security is registered as its absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Security and for all other purposes whatsoever, whether or not this Security is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered Securityholder shall be treated as its owner for all purposes.

                  11. Amendments and Waivers. Subject to certain exceptions provided in the Indenture, the Indenture or the Securities may be amended with the written consent of the

                                                                       Exhibit B
                                                                          Page 6

Holders of a majority in principal amount of the then outstanding Securities, and any existing Default or Event of Default (except a payment default) may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended to, among other things, cure any ambiguity, defect or inconsistency, to comply with the requirements of the Commission in order to effect or maintain qualification of the Indenture under the TIA or to make any change that does not adversely affect in any material respect the rights of any Securityholder.

                  12. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding Securities by notice to the Company may declare the principal of and accrued and unpaid interest, if any, on all the Securities to be due and payable. Upon such a declaration, such principal and accrued and unpaid interest shall be due and payable immediately, if an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company occurs and is continuing, the principal of and accrued and unpaid interest on all the Securities will become and be immediately due and payable without any declaration or other act on the part of the Trustee or any holders. Under certain circumstances, the holders of a majority in principal amount of the outstanding Securities may rescind any such acceleration with respect to the Securities and its consequences.

                  13. Trustee Dealings with the Company. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or any Affiliate of the Company and may otherwise deal with the Company and their respective Affiliates as if it were not Trustee.

                  14. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock or certain Indebtedness, pay dividends or make certain other restricted payments, consummate certain asset sales, enter into certain transactions with affiliates, incur liens, create restrictions on the ability of a subsidiary to pay dividends or make certain payments, sell or issue preferred stock of subsidiaries to third parties, merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the assets of the Company. Such limitations are subject to a number of important qualifications and exceptions provided for in the Indenture. The Company must annually report to the Trustee on compliance with such limitations.

                  15. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

                  16. Defeasance. Subject to certain conditions provided for in the Indenture, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal, premium (if any) and interest on the Securities to redemption or maturity, as the case may be.

                  17. Governing Law. The Laws of the State of New York shall govern this Security and the Indenture, without regard to principles of conflict of laws.

                                                                       Exhibit B
                                                                          Page 7

                  18. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  19. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                  20. Successors. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessors under the Securities and the Indenture, the predecessor will be released from those obligations.

                  21. No Recourse Against Others. No stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

                  22. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                  The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture. Request may be made to:

                           Atlas Air, Inc.
                           538 Commons Drive
                           Golden, Colorado  80401
                           Attention:  Chief Financial Officer

                                                                       Exhibit B
                                                                          Page 8

                                 ASSIGNMENT FORM

                  To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to


--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint                                                 agent to
                       ------------------------------------------------
transfer this Security on the books of the Company. The agent may substitute another to act for him.



Date:
     ------------------------

                                       Your Signature:
                                                      -------------------------
                                       (Sign exactly as your name appears on the face of this Security)

Signature Guarantee:



--------------------------
(Signatures must be guaranteed by an
"eligible guarantor institution" meeting the requirements of the Registrar, which requirements will include membership participation in the Securities Transfer
Agents Medallion Program ("STAMP") or
such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                                                       Exhibit B
                                                                          Page 9

                   OPTION OF SECURITYHOLDER TO ELECT PURCHASE

                  If you want to elect to have all or any part of this Security purchased by the Company pursuant to Section 4.8 or Section 4.9 of the Indenture check the appropriate box:

                            / / Section 4.8     / / Section 4.9

                  If you want to have only part of the Security purchased by the Company pursuant to Section 4.8 or Section 4.9 of the Indenture, state the amount you elect to have purchased:

$
 -----------------------

Date:
     -------------------

                                       Your Signature:
                                                      -------------------------
                                       (Sign exactly as your name appears on the face of this Security)

Signature Guarantee:



--------------------------
(Signatures must be guaranteed by an
"eligible guarantor institution" meeting the requirements of the Registrar, which requirements will include membership participation in the Securities Transfer
Agents Medallion Program ("STAMP") or
such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                                                       EXHIBIT C

                            Form of Certificate to Be
                          Delivered in Connection with
                    Transfers to Non-QIB Accredited Investors

State Street Bank and Trust Company
Goodwin Square
225 Asylum Street
Hartford, Connecticut  06103
Attention:  Corporate Trust Department

         Re:      Atlas Air, Inc.
                  9 3/8% Senior Notes due 2006

Ladies and Gentlemen:

                  In connection with our proposed purchase of 9 3/8% Senior Notes due 2006 (the "Securities") of Atlas Air, Inc. (the "Company"), we confirm that:

                  1. We have received a copy of the Offering Memorandum (the "Offering Memorandum"), dated November 13, 1998 relating to the Securities and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated on pages (i) and (ii) of the Offering Memorandum and in the section entitled "Transfer Restrictions" of the Offering Memorandum including the restrictions on duplication and circulation of the Offering Memorandum.

                  2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture relating to the Securities (as described in the Offering Memorandum) and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                  3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell or otherwise transfer any Securities prior to the date which is two years after the original issuance of the Securities, we will do so only (i) to the Company or any of its subsidiaries, (ii) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), (iii) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee (as defined in the Indenture relating to the Securities), a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities,
         (iv) outside the United States in accordance with Rule 904 of Regulation S

                                                                       Exhibit C
                                                                          Page 2

         under the Securities Act, (v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (vi) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

                  4. We are not acquiring the Securities for or on behalf of, and will not transfer the Securities to, any pension or welfare plan (as defined in Section 3 of the Employee Retirement Income Security Act of 1974), except as permitted in the section entitled "Transfer Restrictions" of the Offering Memorandum.

                  5. We understand that, on any proposed resale of any Securities, we will be required to furnish to the Trustee and the Company such certification, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

                  6. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
         Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

                  7. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                       Very truly yours,


                                       By:
                                          -------------------------------------
                                          Name:

                                                                       EXHIBIT D

                       Form of Certificate to Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S

                                                          _______________, ____

State Street Bank and Trust Company
Goodwin Square
225 Asylum Street
Hartford, Connecticut  06103
Attention:  Corporate Trust Department

         Re:      Atlas Air, Inc. (the "Company")
                  9 3/8% Senior  Notes due 2006 (the "Securities")

Ladies and Gentlemen:

                  In connection with our proposed sale of $____________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Securities was not made to a Person in the United States;

                  (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                  (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

                                                                       Exhibit D
                                                                          Page 2

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                       Very truly yours,

                                       [Name of Transferor]


                                       By:
                                          -------------------------------------
                                          Authorized Signature

                                                                      SCHEDULE A

                  Exchanges of portions of this Global Security for definitive Securities and of definitive Securities for portions of this Global Security:

                                Amount of         Amount of increase     Principal Amount of
                               decrease in        in Principal Amount    this Global Security       Signature of
                           Principal Amount of       of the Global          following such       authorized officer
  Date of Transaction      the Global Security         Security         decrease (or increase)       of Trustee
  -------------------      -------------------         --------         ----------------------   ------------------
        -------               -------------          ------------           --------------          -------------

        -------               -------------          ------------           --------------          -------------

        -------               -------------          ------------           --------------          -------------

        -------               -------------          ------------           --------------          -------------

        -------               -------------          ------------           --------------          -------------

        -------               -------------          ------------           --------------          -------------

        -------               -------------          ------------           --------------          -------------

        -------               -------------          ------------           --------------          -------------

        -------               -------------          ------------           --------------          -------------

        -------               -------------          ------------           --------------          -------------